1933 Act File No. 2-10638
                                                       1940 Act File No. 811-5


                        SECURITIES & EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]
                       Post-Effective Amendment No. 71                     [X]
                                       And

           REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT         [X]
                                     OF 1940

                       Post-Effective Amendment No. 71                     [X]


                        LORD ABBETT AFFILIATED FUND, INC.
                Exact Name of Registrant as Specified in Charter

                  767 FIFTH AVENUE, NEW YORK, N. Y. 10153-0203
                      Address of Principal Executive Office

                  REGISTRANT'S TELEPHONE NUMBER (212) 848-1800

                  Kenneth B. Cutler, Vice President & Secretary
                     767 FIFTH AVENUE, NEW YORK, N. Y. 10153
                      Name and Address of Agent for Service

It is proposed that this filing will become effective (check  appropriate box)

         immediately on filing pursuant to paragraph (b) of Rule 485
--------
         on (date) pursuant to paragraph (b) of Rule 485
--------
         60 days after filing pursuant to paragraph (a) (1) of Rule 485
--------
     X   on October 14, 1997 pursuant to paragraph (a) (1) of Rule 485
--------

         75 days after filing pursuant to paragraph (a) (2) of rule 485
--------
         on (date) pursuant to paragraph (a) (2) of rule 485
--------

If appropriate, check the following box:

          This post-effective amendment designates a new effective date for --------- a previously filed post-effective amendment.

                        LORD ABBETT AFFILIATED FUND, INC.
                                    FORM N-1A
                              Cross Reference Sheet
                         Post-Effective Amendment No. 71
                            Pursuant to Rule 481 (a)

                                Explanatory Note

This Post-Effective Amendment No. 71 (the "Amendment") to the Registrant's Registration Statement relates only to Class Y shares of Lord Abbett Affiliated Fund, Inc.

       The other classes of shares of the Registrant are listed below and are offered by the Prospectus and Statement of Additional Information in Parts A and B, respectively of the Post-Effective Amendment to the Registrant's Registration Statement as identified. The following are separate classes of shares of the Registrant. This Amendment does not relate to, amend or otherwise affect the Prospectus and Statement of Additional Information contained in the prior Post-Effective Amendment listed below, and pursuant to Rule 485(d) under the Securities Act of 1933, does not affect the effectiveness of such Post-Effective Amendment.

                           Post-Effective
                           AMENDMENT NO.

Class A, B and C                   70


Form N-1A                      Location In Prospectus or
ITEM NO.                       STATEMENT OF ADDITIONAL INFORMATION

1                              Cover Page
2                              Fee Table
3 (a)                          Financial Highlights; Performance
3 (b)                          N/A
3 (c)                          Performance
3 (d)                          N/A
4 (a) (i)                      Cover Page
4 (a) (ii)                     Investment Objective; How We Invest
4 (b) (c)                      How We Invest
5 (a)                          Our Management
5 (b)                          Our Management; Back Cover Page
5 (c)                          Our Management
5 (d)                          N/A
5 (e)                          Back Cover Page
5 (f)                          Our Management
5 (g)                          N/A
5 A                            Performance
6 (a)                          Cover Page
6 (b) (c) (d)                  N/A
6 (e)                          Cover Page
6 (f) (g)                      Dividends, Capital Gains
                               Distributions and Taxes
6 (h)                          N/A
7 (a)                          Back Cover Page
7 (b) (c) (d)
   (e) (f)                     Purchases
8                              Redemptions

Form N-1A                      Location In Prospectus or
ITEM NO.                       STATEMENT OF ADDITIONAL INFORMATION

9                              N/A
10                             Cover  Page
11                             Cover  Page - Table of  Contents
12                             N/A
13                             Investment Objective and Policies
14                             Directors and Officers
15 (a) (b)                     N/A 15 (c) Directors and Officers
16 (a) (i)                     Investment  Advisory  and Other  Services
16 (a) (ii)                    Directors and Officers
16 (a) (iii)                   Investment  Advisory and Other Services
16 (b)                         Investment  Advisory  and  Other  Services
16 (c)  (d)  (e) (g)           N/A
16 (f)                         Purchases,  Redemptions;  Investment  Advisory
                               and Other  Services  and Shareholder Services
16 (h)                         Investment  Advisory  and  Other  Services
16 (i)                         N/A 17 (a) Portfolio Transactions
17 (b)                         N/A
17 (c)(d)                      Portfolio Transactions
17 (e)                         N/A
18 (a)                         Cover  Page
18 (b)                         N/A
19 (a) (b)                     Purchases,  Redemptions  and  Shareholder
                               Services
19 (c)                         N/A
20                             Taxes
21 (a)                         Purchases,  Redemptions  and  Shareholder
                               Services
21 (b)  (c)                    N/A
22 (a)                         N/A
22 (b)                         Past  Performance
23                             Financial Statements

LORD ABBETT AFFILIATED FUND, INC.
LORD ABBETT RESEARCH FUND, INC.
LORD ABBETT SECURITIES TRUST
LORD ABBETT BOND-DEBENTURE FUND, INC.
THE GENERAL MOTORS BUILDING
767 FIFTH AVENUE
NEW YORK, NY 10153-0203
800-426-1130

LORD ABBETT AFFILIATED FUND, INC., ("AFFILIATED FUND"), LORD ABBETT RESEARCH FUND, INC. -- SMALL CAP SERIES, ("SMALL-CAP SERIES"), LORD ABBETT SECURITIES TRUST -- INTERNATIONAL SERIES, ("INTERNATIONAL SERIES") AND LORD ABBETT BOND-DEBENTURE FUND, INC., ("BOND-DEBENTURE FUND"), COLLECTIVELY (THE "FUNDS") INDIVIDUALLY ("WE" OR A "FUND") ARE MUTUAL FUNDS EACH OFFERING FOUR CLASSES OF
SHARES: CLASS A, B, C AND Y SHARES, WHICH PROVIDE INVESTORS WITH DIFFERENT INVESTMENT OPTIONS IN PURCHASING SHARES. ONLY CLASS Y SHARES OF EACH FUND ARE OFFERED BY THIS PROSPECTUS. SEE "PURCHASES" FOR A DESCRIPTION OF THIS CLASS.

AFFILIATED FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL AND INCOME WITHOUT EXCESSIVE FLUCTUATIONS IN MARKET VALUE. SMALL-CAP SERIES SEEKS LONG-TERM CAPITAL APPRECIATION. INTERNATIONAL SERIES SEEKS LONG-TERM CAPITAL APPRECIATION. BOND-DEBENTURE FUND SEEKS HIGH CURRENT INCOME AND THE OPPORTUNITY FOR CAPITAL APPRECIATION TO PRODUCE A HIGH TOTAL RETURN. THERE CAN BE NO ASSURANCE THAT ANY FUND WILL ACHIEVE ITS OBJECTIVE.

THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION ABOUT EACH FUND THAT A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING. ADDITIONAL INFORMATION ABOUT EACH FUND HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE STATEMENT OF ADDITIONAL INFORMATION IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS AND MAY BE OBTAINED, WITHOUT CHARGE, BY WRITING TO OR BY CALLING THE FUNDS AT 800-874-3733. ASK FOR "PART B OF THE PROSPECTUS -- THE STATEMENT OF ADDITIONAL INFORMATION."

THE DATE OF THIS PROSPECTUS, AND THE DATE OF THE STATEMENT OF ADDITIONAL INFORMATION, IS OCTOBER, 14, 1997.

PROSPECTUS -- CLASS Y SHARES

INVESTORS SHOULD READ AND RETAIN THIS PROSPECTUS. SHAREHOLDER INQUIRIES SHOULD BE MADE IN WRITING TO THE FUNDS OR BY CALLING 800-821-5129. YOU CAN ALSO MAKE INQUIRIES THROUGH YOUR BROKER-DEALER.

SHARES OF EACH FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. AN INVESTMENT IN A FUND INVOLVES RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

CONTENTS                                     PAGE

        1       Investment Objectives         2

        2       Fee Table                     2

        3       How We Invest                 3

        4       Purchases                    13

        5       Shareholder Services         13

        6       Our Management               14

        7       Dividends, Capital Gains
                Distributions and Taxes      15

        8       Redemptions                  16

        9       Performance                  16

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

1 INVESTMENT OBJECTIVES

The investment objective of AFFILIATED FUND is long-term growth of capital and income without excessive fluctuations in market value. The investment objective of the SMALL-CAP SERIES is long-term capital appreciation. The investment objective of the INTERNATIONAL SERIES is long-term capital appreciation. The investment objective of BOND-DEBENTURE FUND is high current income and the opportunity for capital appreciation to produce a high total return through a professionally-managed portfolio consisting primarily of convertible and discount debt securities, many of which are lower-rated.

2 FEE TABLE

A summary of the expenses of each Fund is set forth in the table below. Actual expenses may be greater or less than those shown.


CLASS Y SHARES                               AFFILIATED      SMALL-CAP       INTERNATIONAL   BOND-DEBENTURE
                                             FUND            SERIES          SERIES          FUND

SHAREHOLDER TRANSACTION EXPENSES
(AS A PERCENTAGE OF OFFERING PRICE)
Maximum Sales Charge on Purchases
(See "Purchases")                            None                None           None           None
Deferred Sales Charge (See "Purchases")      None                None           None           None
ANNUAL FUND OPERATING EXPENSES(1)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees (See "Our Management")       0.32%               0.75%          0.75%          0.46%
12b-1 Fees (See "Purchases")                 None                None           None           None
Other Expenses (See "Our Management")        0.13%               0.40%          0.35%          0.18%
Total Operating Expenses                     0.45%               1.15%          1.10%          0.64%%


EXAMPLE: Assume each Funds' annual return is 5% and there is no change in the level of expenses described above. For a $1,000 investment, with reinvestment of all dividends and distributions, you would pay the following total expenses assuming redemption on the last day of each period indicated.

Class Y Shares           1 Year  3 Years

Affiliated Fund          $ 5     $14

Small-Cap Series         $12     $37

International Series     $11     $35

Bond-Debenture Fund      $ 7     $21

(1)The annual operating expenses shown in the summary have been restated from each Funds fiscal-year end amounts to reflect current fees.

The foregoing is provided to give investors a better understanding of the expenses that are incurred by an investment in each Fund.

3 HOW WE INVEST

AFFILIATED FUND. We believe that long-term investors purchase and redeem shares to meet their own financial requirements rather than to take advantage of price fluctuations.

If so, their needs will be best served by a growth investment seeking low fluctuations in market value. For this reason, Affiliated Fund tries to keep its assets invested in securities which are selling at reasonable prices in relation to value and, thus, is willing to forgo some opportunities for gains when, in managements judgment, they carry excessive risk.

We try to anticipate major changes in the economy and select stocks which we believe will benefit most from these changes. We also look for positive change within market sectors, industries and individual companies.

Normally we invest in large, seasoned companies, in sound financial condition, issuing common stocks (including securities convertible into common stocks) which are expected to perform above average with respect to earnings and price appreciation. Although the prices of common stocks fluctuate and their dividends vary, historically, common stocks have appreciated in value and their dividends have increased when the companies they represent have prospered and grown.

We constantly balance the opportunity for profit against the risk of loss. In the past, very few industries have continuously provided the best investment opportunities. We believe it is important to take a flexible approach and adjust the portfolio to reflect changes in the opportunities for sound investment relative to the risks assumed. Therefore, we sell securities that we judge to be overpriced and reinvest the proceeds in other securities which we believe offer better value.

We may (a) for income and flexibility, write covered call options traded on a national securities exchange with respect to securities in our portfolio, (b) invest up to 10% of our net assets (at the time of investment) in foreign securities and (c) invest in straight bonds or other debt securities, including lower rated, high-yield bonds. We do not intend to write covered call options with respect to securities with an aggregate market value of more than 10% of our gross assets at the time an option is written. We will not invest more than 5% of our net assets (at the time of investment) in lower rated (BB/Ba or lower), high-yield bonds.

The Fund may engage in the lending of its portfolio securities. These loans may not exceed 30% of the value of the Fund's total assets. In such an arrangement, the Fund lends securities from its portfolio to registered broker-dealers. Such loans are continuously collateralized. Such collateral must be maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral is invested in short-term obligations issued or guaranteed by the U.S. Government or its agencies, commercial paper or bond obligations rated AA or A-1/P-1 by Standard & Poor's Ratings Services ("S&P") or Moody's Investors Service ("Moody's") or repurchase agreements with respect to the foregoing. As with other extensions of credit, there are risks of delay in recovery and loss should the borrower of the security fail financially.

We do not purchase securities for trading purposes. To create reserve purchasing power and also for temporary defensive purposes, we may invest in high-quality money market instruments (short-term obligations of banks, corporations or the U.S. Government).

RISK FACTORS. Convertible bonds and convertible preferred stocks tend to be more volatile than straight bonds but tend to be less volatile and produce more income than their underlying common stocks.

SMALL-CAP SERIES. We will attempt to achieve the Series' objective by investing primarily in a carefully selected portfolio of common stocks. Dividend and investment income is of incidental importance, and the Series may invest in securities which do not produce any income. Although the Series typically will hold a large, diversified number of securities identified through a quantitative, value-driven investment strategy, it does entail above-average investment risk in comparison to the overall U.S. stock market. Shares of the Series should be purchased with a long-term view in mind.

The stocks in which the Small-Cap Series generally invests are those which, in Fund management's judgment, are selling below intrinsic value and at prices that do not adequately reflect their long-term business potential. Selected smaller stocks may be undervalued because they are often overlooked by many investors, or because the public is overly pessimistic about a company's prospects. Accordingly, their prices can rise either as a result of improved business fundamentals, particularly when earnings grow faster than general expectations, or as more investors come to recognize the full extent of a company's underlying potential. The price of shares in relation to book value, sales, asset value, earnings, dividends and cash flow, both historical and prospective, are key determinants in the security selection process. These criteria are not rigid, and other stocks may be included in the Series' portfolio if they are expected to help it attain its objective. These criteria can be changed by the Fund's Board of Directors.

The Small-Cap Series also may invest in preferred stocks and bonds, which have either attached warrants or a conversion privilege into common stocks. In addition, the Series may: purchase options on stocks that it holds as protection against a significant price decline; purchase and sell stock index options and futures to hedge overall market risk and the investment of cash flows; and write listed put and listed covered call options. See "Hedging and Income Enhancement Strategies" below.

In seeking to achieve its investment objective, the Small-Cap Series generally will invest in common stocks with smaller market capitalizations than those of the stocks included in the Dow Jones Industrial Average or the Composite Index. As a result, under normal circumstances, at least 65% of the Series' total assets will be invested in common stocks issued by smaller, less well-known companies (with market capitalizations of less than $1 billion) selected on the basis of fundamental investment analysis. the Series may, however, invest up to 35% of its total assets in the securities of any issuer without regard to its size or the market capitalization of its common stock. Companies in which the Series is likely to invest may have limited product lines, markets or financial resources and may lack management depth or experience. The securities of these companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

HEDGING AND INCOME ENHANCEMENT STRATEGIES. The Small-Cap Series also may engage in various portfolio strategies, to reduce certain risks of its investments and to attempt to enhance income, but not for speculation. These strategies include the purchase and sale of put and call options, and the purchase and sale of stock index futures and strategy combinations. Fund management will use such techniques as market conditions warrant. the Series' ability to use these strategies may be limited by market conditions, regulatory limitations and tax considerations and there can be no assurance that any of these strategies will succeed. See "Investment Objective and Policies" in the Statement of Additional Information. New financial products and risk management techniques continue to be developed and the Series may use these new investments and techniques to the extent consistent with its investment objective and policies.

OPTIONS TRANSACTIONS. The Small-Cap Series may purchase and write (i.e., sell) put and call options on equity securities or stock indices that are traded on national securities exchanges. A call option on equity securities gives the purchaser, in return for a premium paid, the right for a specified period of time to purchase the securities subject to the option at a specified price (the "exercise price" or "strike price"). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities to the purchaser upon receipt of the exercise price. When the Series writes a call option, it gives up the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

A put option on equity securities gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. The Series, as the writer of a put option, might therefore be obligated to purchase underlying securities for more than their current market value.

Options on stock indices are similar to options on equity securities except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right, in return for a premium paid, to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of an index option, in return for a premium, is obligated to pay the amount of cash due upon exercise of the option.

The Small-Cap Series will write only "covered" options. An option is covered if, so long as the Series is obligated under the option, it owns an offsetting position in the underlying securities or maintains cash, U.S. Government securities or other liquid high-grade debt obligations with a value sufficient at all times to cover its obligations in a segregated account. See "Investment Objective and Policies -- Limitation on Purchase and Sale of Stock Options, Options on Stock Indices and Stock Index Futures" in the Statement of Additional Information.

There is no limitation on the amount of call options the Small-Cap Series may write. The Series may only write covered put options to the extent that cover for such options does not exceed 25% of the Series' net assets. The Series will not purchase an option if, as a result of such purchase, more than 20% of its total assets would be invested in premiums for such options.

STOCK INDEX FUTURES. The Small-Cap Series may purchase and sell stock index futures, which are traded on a commodities exchange or board of trade for certain hedging and risk management purposes, in accordance with regulations of the Commodities Futures Trading Commission.

A stock index futures contract is an agreement in which one party agrees to deliver to another an amount of cash equal to a specific dollar amount times the difference between a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

The Small-Cap Series may not purchase or sell stock index futures if, immediately thereafter, more than one-third of its net assets would be hedged. In addition, except in the case of a call written and held on the same index, the Series will write call options on indices or sell stock index futures only if the amount resulting from the multiplication of then current level of the index (or indices) upon which the options or futures contract(s) is based, the applicable multiplier(s), and the number of futures or options contracts which would be outstanding would not exceed one-third of the value of the Series' net assets.

The Small-Cap Series' ability to enter into stock index futures and listed options is limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), for qualification, as a regulated investment company. See "Taxes" in the Statement of Additional Information.

FOREIGN INVESTMENTS. Up to 35% of the Small-Cap Series' net assets (at the time of investment) may be invested in securities (of the type described above) that are primarily traded in foreign countries. See "Risk Factors Common to Each Fund" below.

FOREIGN CURRENCY HEDGING TECHNIQUES. The Small-Cap Series may utilize various foreign currency hedging techniques described below.

A forward foreign currency contract involves an obligation to purchase or sell a specific amount of a currency at a set price on a future date. The Series may enter into forward foreign currency contracts in primarily two circumstances. First, when the Series desires to "lock in" the U.S. dollar price of the security, by entering into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, the Series will be able to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date of purchase or sale and the date of settlement.

Second, when Fund management believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar, the Series may enter into a forward contract to sell the amount of foreign currency approximating the value of some or all of the portfolio securities denominated in such foreign currency or, in the alternative, may use a cross-currency-hedging technique whereby it enters into such a forward contract to sell another currency (obtained in exchange for the currency in which the portfolio securities are denominated if such securities are sold) which it expects to decline in a similar manner but that has a lower transaction cost. Precise matching of the forward contract and the value of the securities involved will generally not be possible.

The Small-Cap Series also may purchase foreign currency put options and write foreign currency call options on U.S. exchanges or U.S. over-the-counter markets (OTC options are generally less liquid and involve issuer credit risk). A put option gives the Small-

Cap Series, upon payment of a premium, the right to sell a currency at the exercise price until the expiration of the option and serves to insure against adverse currency price movements in the underlying portfolio assets denominated in that currency. The premiums paid for such foreign currency put options will not exceed 5% of the net assets of the Series.

Unlisted options, together with other illiquid securities, may comprise no more than 15% of the Series' net assets.

A foreign currency call option written by the Small-Cap Series gives the purchaser, upon payment of a premium, the right to purchase from the Series a currency at the exercise price until the expiration of the option. The Series may write a call option on a foreign currency only in conjunction with a purchase of a put option on that currency. Such a strategy is designed to reduce the cost of downside currency protection by limiting currency appreciation potential. The face value of such writing or cross-hedging (described above) may not exceed 90% of the value of the securities denominated in such currency (a) invested in by the Series to cover such call writing or (b) to be crossed.

The Small-Cap Series may engage in (a) investing in closed-end investment companies, (b) investing in straight bonds or other debt securities, including lower rated, high-yield bonds, (c) lending of its portfolio securities to broker-dealers on a secured basis and (d) investing in rights and warrants to purchase securities (included within these purchases, but not exceeding 2% of the value of the Series assets, may be warrants which are not listed on the New York or American Stock Exchanges), but the Series has no present intention to commit more than 5% of gross assets to any one of these four identified practices. The Series will not invest more than 5% of its assets (at the time of investment) in lower rated (BB/Ba or lower), high-yield bonds.

The Small-Cap Series may, on occasion, enter into repurchase agreements whereby the seller of a security agrees to repurchase that security at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the security. The Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the purchase price, including accrued interest earned on the underlying securities. The instruments held as collateral are valued daily, and if the value of the instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss.

The Small-Cap Series may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Series with payment and delivery taking place as much as a month or more in the future in order to secure what is considered to be an advantageous price and yield to the Series at the time of entering other liquid high-grade debt obligations having a value equal to or greater than the Series' purchase commitments; the custodian will likewise segregate securities sold on a delayed delivery basis. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Series' assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Series' net asset value.

The Small-Cap Series may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Series owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a "short sale against-the-box"), and that not more than 25% of the Series' net assets (determined at the time of the short sale) may be subject to such sales. Short sales will be made primarily to defer realization of gain or loss for federal tax purposes. The Series does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales against-the-box.

The staff of the SEC has taken the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities unless the Series and the counterparty have provided for the Series, at the Series' election, to unwind the OTC option. The exercise of such an option ordinarily would involve the payment by the Series of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Small-Cap Series to treat the assets used as "cover" as "liquid."

Neither an issuer's ceasing to be rated investment grade nor a rating reduction below that grade will require elimination of a bond from Small-Cap Series' portfolio.

RISK FACTORS. Under normal circumstances, the Small-Cap Series will invest primarily in common stocks, and/or securities convertible into common stocks, which subjects the Series to market risk, that is, the possibility that common stock prices will decline over short or even extended periods.

Although the Series may invest, from time to time, in stocks of large-sized and small-sized companies guided by the policies mentioned above, the small capitalized companies in which it primarily invests may offer significant appreciation potential. However, smaller companies may carry more risk than larger companies. Generally, small companies rely on limited product lines and markets, financial resources, or other factors, and this may make them more susceptible to setbacks or economic downturns. Small capitalized companies may be more volatile in price, normally have fewer shares outstanding and trade less frequently than large companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations. In many instances, the securities of smaller companies are traded over the counter and may not be traded in the volume typical of a national securities exchange.

RISKS OF HEDGING AND INCOME ENHANCEMENT STRATEGIES. Participation in the options or futures markets involves investment risks and transaction costs to which the Series would not be subject absent the use of these strategies. If the Series management's prediction of movement in the direction of the securities markets is inaccurate, the adverse consequences to the Small-Cap Series may leave it in a worse position than if such strategies were not used. Risks inherent in the use of options and stock index futures include (1) dependence on management's ability to predict correctly movements in the direction of specific securities being hedged or the movement in stock indices; (2) imperfect correlation between the price of options and stock index futures and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) daily limits on price variance for a futures contract or related options imposed by certain futures exchanges and boards of trade may restrict transactions in such securities on a particular day. See "Investment Objective and Policies" and "Taxes" in the Statement of Additional Information.

INTERNATIONAL SERIES. Portfolio investments for the International Series will be made in equity securities of companies domiciled in developed countries, but investments also may be made in the securities of companies domiciled in developing countries. Equity securities include common and preferred stocks, convertible securities, and rights and warrants to purchase common stocks. Under normal circumstances, at least 80% of the total assets of the Series will be invested in such equity securities of companies which are domiciled in at least three different countries outside the United States. The Series currently intends to diversify investments among countries to reduce currency risk. Although the Series will typically hold a number of diversified securities, it does entail above-average investment risk in comparison to the U.S. stock market.

Although the International Series intends to invest primarily in equity securities of companies with market capitalization of less than $1 billion listed on stock exchanges, it also may invest in equity securities of such companies traded in over-the-counter markets, as well as large and middle capitalization securities. Small capitalization securities involve greater risk and the markets for such securities may be more volatile and less liquid than those of larger securities. Securities of companies in developing countries may pose liquidity risks. For a description of special considerations and certain risks associated with investments in foreign issuers, see "Risk Factors" below. The Series may temporarily reduce its equity holdings for defensive purposes in response to adverse market conditions and invest in domestic, Eurodollar and foreign short-term money market instruments. See "Investment Objectives and Policies" in the Statement of Additional Infor-mation.

Although the International Series will not invest for short-term trading purposes, investment securities may be sold from time to time without regard to the length of time they have been held.

Any remaining assets of the International Series not invested as described above may be invested in certain securities or obligations as set forth in "Other Policies" below.

FOREIGN CURRENCY HEDGING TECHNIQUES. The International Series may utilize various foreign currency hedging techniques described below.

A forward foreign currency contract involves an obligation to purchase or sell a specific amount of a currency at a set price on a future date. The Series may enter into forward foreign currency contracts (but not in excess of the amount the Series has invested in non-U.S. dollar-denominated securities at the time any such contract is entered into) in primarily two circumstances. First, when the Series enters into a contract for the purchase or sale of a security denominated in a foreign currency, the Series may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, the Series will be able to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date of purchase or sale and the date of settlement.

Second, when the International management believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar, the International Series may enter into a forward contract to sell the amount of foreign currency approximating the value of some or all of the Series' portfolio securities denominated in such foreign currency or, in the alternative, the Series may use a cross-currency-hedging technique whereby it enters into such a forward contract to sell another currency (obtained in exchange for the currency in which the portfolio securities are denominated if such securities are sold) which it expects to decline in a similar manner but which has a lower transaction cost. Precise matching of the forward contract and the value of the securities involved will generally not be possible since the future value of such securities denominated in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date the contract matures. The Series intends to enter into such forward contracts under this second circumstance periodically.

The International Series also may purchase foreign currency put options and write foreign currency call options on U.S. exchanges or U.S. over-the-counter markets. A put option gives the Series, upon payment of a premium, the right to sell a currency at the exercise price until the expiration of the option and serves to insure against adverse currency price movements in the underlying portfolio assets denominated in that currency. The premiums paid for such foreign currency put options will not exceed 5% of the net assets of the Series.

Exchange-listed options markets in the United States include several major currencies, and trading may be thin and illiquid. A number of major investment firms trade unlisted options which are more flexible than exchange-listed options with respect to strike price and maturity date. These unlisted options generally are available on a wider range of currencies, including those of most of the developed countries mentioned above. Unlisted foreign-currency options generally are less liquid than listed options and involve the credit risk associated with the individual issuer.
Unlisted options together with other illiquid securities may comprise no more than 15% of the Series' net assets.

A foreign currency call option written by the International Series gives the purchaser, upon payment of a premium, the right to purchase from the Series a currency at the exercise price until the expiration of the option. The Series may write a call option on a foreign currency only in conjunction with a purchase of a put option on that currency. Such a strategy is designed to reduce the cost of downside currency protection by limiting currency appreciation potential. The face value of such writing or cross-hedging (described above) may not exceed 90% of the value of the securities denominated in such currency (a) invested in by the Series to cover such call writing or (b) to be crossed.

Limitations imposed by the Internal Revenue Code on regulated investment companies may restrict the Series' ability to engage in transactions in options, forward contracts and cross hedges.

The International Series' custodian will segregate cash or permitted securities belonging to the Series with respect to its assets committed to (a) writing options, (b) forward foreign currency contracts and (c) cross hedges entered into by the Series. If the value of the securities segregated declines, additional cash or permitted securities will be added on a daily basis (i.e., marked to market), so that the segregated amount will not be less than the amount of the Series' commitments with respect to such written options, forward foreign currency contracts and cross hedges.

FINANCIAL FUTURES AND OPTIONS THEREON. The International Series may deal in financial futures transactions with respect to the type of securities described in this Prospectus, including indices of such securities and options on such financial futures and indices. The Series will not enter into any futures contracts, or options thereon, if the aggregate market value of the securities covered by futures contracts plus options on such financial futures exceeds 50% of the Series' total assets.

INVESTMENT FUNDS. Some emerging countries have laws and regulations that currently preclude direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities of such countries is permitted through investment funds which have been specifically authorized. The Series may invest (normally not more than 5% of the Series' total assets) in these investment funds subject to the provisions of the Investment Company Act of 1940, as amended, and other applicable restrictions as discussed herein or in the Statement of Additional Information. If the Series invests in such investment funds, the Series' shareholders will bear not only their proportionate share of the expenses of the Series (including operating expenses and the fees of Lord Abbett), but also will indirectly bear similar expenses of the underlying investment funds.

DEPOSITORY RECEIPTS. The International Series may invest in American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs"), European Depository Receipts ("EDRs") and other Depository Receipts (which, together with ADRs, GDRs and EDRs, are hereinafter collectively referred to as "Depository Receipts"), to the extent that such Depository Receipts become available. ADRs are securities, typically issued by a U.S. financial institution (a "depository"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer (the "underlying issuer") and deposited with the depository. ADRs may be established by a depository without participation by the underlying issuer. GDRs, EDRs and other types of Depository Receipts are typically issued by foreign depositories, although they may also be issued by U.S. depositories, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depository Receipts in registered form are designed for use in the U.S. securities market and Depository Receipts in bearer form are designed for use in securities markets outside the United States. The Series may invest in sponsored and unsponsored Depository Receipts. For purposes of the Series' investment policies, investments in Depository Receipts will be deemed to be investments in the underlying securities.

WHEN-ISSUED OR DELAYED DELIVERY SECURITIES. The International Series may purchase securities on a when-issued basis and, while awaiting delivery and before paying for them ("settlement"), normally may invest in short-term securities. The Series does not start earning interest on these when-issued securities until settlement and often they are sold prior to settlement. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities marked to market daily in an amount sufficient to make payment at settlement will be segregated at our custodian in order to pay for the commitment. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date, which could result in depreciation of value.

The other debt securities in which the International Series may invest include, but are not limited to, domestic and foreign fixed- and floating-rate notes, bonds, debentures, convertibles, certificates, warrants, commercial paper and principal and interest pass-through instruments issued by governments, authorities, partnerships, corporations, trust companies, banks and bank holding companies, and banker's acceptances, certificates of deposit, time deposits and deposit notes issued by domestic and foreign banks.

It is currently intended that no more than 5% of the Series' net assets will be at risk in the use of any one of the policies identified below.

COVERED CALL OPTIONS. The International Series may write call options on securities it owns, provided that the securities we hold to cover such options do not represent more than 5% of the Series' net assets. A call option on stock gives the purchaser of the option, upon payment of a premium to the writer of the option, the right to call upon the writer to deliver a specified number of shares of a stock on or before a fixed date at a predetermined price.

RIGHTS AND WARRANTS. The International Series may invest in rights and warrants to purchase securities provided that, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would not exceed 5% of the Series' total assets. Warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange may not exceed 2% of the Series' total assets.

REPURCHASE AGREEMENTS. The International Series may enter into repurchase agreements with respect to a security. A repurchase agreement is a transaction by which the Series acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Such repurchase agreement must, at all times, be collateralized by cash or U.S. Government securities having a value equal to, or in excess of, the value of the repurchase agreement.

CLOSED-END INVESTMENT COMPANIES. The International Series may invest in shares of closed-end investment companies if bought in the primary or secondary market with a fee or commission no greater than the customary broker's commission. Shares of such investment companies sometimes trade at a discount or premium in relation to their net asset value and there may be duplication of fees, for example, to the extent that the Series and the closed-end investment company both charge a management fee.

LENDING OF PORTFOLIO SECURITIES. The International Series may seek to earn income by lending its portfolio securities if the loan is collateralized and its terms are in accordance with regulatory requirements.

BOND-DEBENTURE FUND. We believe that a high total return (current income and capital appreciation) may be derived from an actively-managed, diversified debt-security portfolio. Under normal circumstances, we invest at least 65% of our total assets in bonds and/or debentures. We seek unusual values, particularly in lower-rated debt securities, some of which are convertible into common stocks or have warrants to purchase common stocks.

Higher yield on debt securities can occur during periods of inflation when the demand for borrowed funds is high. Also, buying lower-rated bonds when the credit risk is above average but, we think, likely to decrease, can generate higher yields. Such debt securities normally will consist of secured debt obligations of the issuer (i.e., bonds), general unsecured debt obligations of the issuer (i.e., debentures) and debt securities which are subordinate in right of payment to other debt of the issuer.

Capital appreciation potential is an important consideration in the selection of portfolio securities. Capital appreciation may be obtained by (1) investing in debt securities when the trend of interest rates is expected to be down; (2) investing in convertible debt securities or debt securities with warrants attached entitling the holder to purchase common stock; and (3) investing in debt securities of issuers in financial difficulties when, in our opinion, the problems giving rise to such difficulties can be successfully resolved, with a consequent improvement in the credit standing of the issuers. Such investments involve corresponding risks that interest and principal payments may not be made if such difficulties are not resolved. In no event will we invest more than 10% of our gross assets at the time of investment in debt securities which are in default as to interest or principal.

Normally the Bond-Debenture Fund invests in long-term debt securities when we believe that interest rates in the long run will decline and prices of such securities generally will be higher. When we believe that long-term interest rates will rise, we will endeavor to shift our portfolio into shorter-term debt securities whose prices might not be affected as much by an increase in interest rates.

The following policies are subject to change by the Board of Directors without shareholder approval: (a) we must keep at least 20% of the value of our total assets in (1) debt securities which, at the time of purchase, are "investment grade," i.e., rated within one of the four highest grades determined either by Moody's Investors Service, Inc. or Standard & Poor's Ratings Services, (2) debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, (3) cash or cash equivalents (short-term obligations of banks, corporations or the U.S. Government), or (4) a combination of any of the foregoing; (b) we may invest up to 20% of our gross assets, at market value, in debt securities primarily traded in foreign countries -- such foreign debt securities normally will be limited to issues where there does not appear to be substantial risk of nationalization, exchange controls, confiscation or other government restrictions; (c) subject to the percentage limitations for purchases of other than debt securities described below, we may purchase common and preferred stocks; (d) we may hold or sell any property or securities which we may obtain through the exercise of conversion rights or warrants or as a result of any reorganization, recapitalization or liquidation proceedings for any issuer of securities owned by us. In no event will we voluntarily purchase any securities other than debt securities, if, at the time of such purchase or acquisition, the value of the property and securities, other than debt securities, in our portfolio is greater than 35% of the value of our gross assets. A purchase or acquisition will not be considered "voluntary" if made in order to avoid loss in value of a conversion or other premium; and (e) we neither purchase securities for short-term trading, nor for the purpose of exercising control of management.

We may, but have no present intention to, invest in financial futures and options on financial futures and commit more than 5% of our gross assets to the lending of our portfolio securities.

RISK FACTORS. The Bond-Debenture Fund may invest substantially in lower-rated bonds because they tend to have higher yields. In general, the market for lower-rated bonds is more limited than that for higher-rated bonds and, therefore, may be less liquid. Market prices of lower-rated bonds may fluctuate more than those of higher-rated bonds, particularly in times of economic change and stress. In addition, because the market for lower-rated corporate debt securities has in past years experienced wide fluctuations in the values of certain of these securities, past experience may not provide an accurate indication of the future performance of that market or of the frequency of default, especially during periods of recession. Objective pricing data for lower-rated bonds may be more limited than for higher-rated bonds and valuation of such securities may be more difficult and require greater reliance upon judgment.

While the market for lower-rated bonds may be relatively insensitive to interest rate changes, the market prices of these bonds structured as zero coupon or pay-in-kind securities may be affected to a greater extent by such changes and thus may be more volatile than prices of lower-rated securities paying interest periodically in cash. Lower-rated bonds that are callable prior to maturity may be more susceptible to refunding during periods of falling interest rates, requiring replacement with lower-yielding securities.

Since the risk of default generally is higher among lower-rated bonds, the research and analysis performed by Lord, Abbett & Co. ("Lord Abbett") are especially important in the selection of such bonds. If bonds are rated BB/Ba or lower, they are described as "high-yield bonds" because of their generally higher yields and are referred to colloquially as "junk bonds" because of their greater risks. In selecting lower-rated bonds for investment, Lord Abbett does not rely upon ratings, which evaluate only the safety of principal and interest, not market value risk, and which, furthermore, may not accurately reflect an issuer's current financial condition. We do not have any minimum rating criteria for our investments in bonds. Some issuers may default as to principal and/or interest payments subsequent to our purchase of their securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, investment risk can be reduced, although there is no assurance that losses will not occur.

Laws enacted from time to time could limit the tax or other advantages of, and the issuance of, lower-rated securities and could adversely affect their secondary market and the financial condition of their issuers. On the other hand, such legislation (curtailing the supply of new issues) could improve the liquidity, market values and demand for outstanding issues.

During our past fiscal year, the percentages of our average net assets invested in (a) rated bonds and (b) unrated bonds judged by us to be of a quality comparable to rated bonds, on a dollar-weighted basis, calculated monthly were as follows: 23.98% AAA/Aaa, 2.66% AA/Aa, 3.24% A/A, 3.67% BBB/Baa, 13.32% BB/Ba,
45.66% B/B, 3.78% CCC/Caa, 0.18% D and 3.51% unrated.

OTHER POLICIES COMMON TO EACH FUND

ILLIQUID SECURITIES -- Each Fund may invest up to 15% of its net assets in illiquid securities. Securities determined by the Directors to be liquid pursuant to Securities and Exchange Commission Rule 144A (the "Rule") will not be subject to this limit. Investments in Rule 144A securities initially determined to be liquid could have the effect of diminishing the level of a Fund's liquidity during periods of decreased market interest in such securities. Under the Rule, a qualifying unregistered security may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment.

BORROWING. Each Fund may borrow from banks (as defined in the Investment Company Act of 1940, as amended (the "Act")) in amounts up to 33 1/3% of its total assets (including the amount borrowed). Each Fund may borrow up to an additional 5% of its total assets for temporary defensive purposes. The Funds may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

DIVERSIFICATION. Each Fund intends to meet the diversification rules under Subchapter M of the Internal Revenue Code. Generally, this requires, at the end of each quarter of the taxable year, that (a) not more than 25% of a Fund's total assets be invested in any one issuer and (b) with respect to 50% of a Funds' total assets, no more than 5% of such total assets be invested in any one issuer except U.S. Government securities.

Each Fund, as a "diversified" investment company, is prohibited, with respect to 75% of the value of its total assets, from investing more than 5% of its total assets in securities of any one issuer other than U.S. Government securities. For diversification purposes, the identification of an "issuer" for the fixed-income portion of a Funds' assets will be determined on the basis of the source of assets and revenues committed to meeting interest and principal payments of the securities. When the assets and revenues of a sovereign state's political subdivision are separate from those of the sovereign state government creating the subdivision, and the security is backed only by the assets and revenues of the subdivision, then the subdivision would be considered the sole issuer. Similarly, if a revenue bond is backed only by the assets and revenues of a nongovernmental user, then such user would be considered the sole issuer.

RISK FACTORS COMMON TO EACH FUND

FOREIGN SECURITIES -- Securities markets of foreign countries in which each Fund may invest generally are not subject to the same degree of regulation as the U.S. markets and may be more volatile and less liquid than the major U.S. markets. Lack of liquidity may affect a Fund's ability to purchase or sell large blocks of securities and thus obtain the best price. There may be less publicly-available information on publicly-traded companies, banks and governments in foreign countries than is generally the case for such entities in the United States. The lack of uniform accounting standards and practices among countries impairs the validity of direct comparisons of valuation measures (such as price/earnings ratios) for securities in different countries. In addition a change in the value of any foreign currency relative to the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's assets denominated or traded in that currency. A Fund may incur costs associated with currency hedging and the conversion of foreign currency into U.S. dollars and may be adversely affected by restrictions on the conversion or transfer of foreign currency. Other considerations include political and social instability, expropriation, higher transaction costs and different securities settlement practices. Settlement periods for foreign securities, which are sometimes longer than those for securities of U.S. issuers, may affect portfolio liquidity. These different settlement practices may cause missed purchasing opportunities and/or the loss of interest on money market and debt investments pending further equity or long-term debt investments. In addition, foreign securities held by a Fund may be traded on days that it does not value the portfolio securities, such as Saturdays and customary U.S. business holidays, and, accordingly, a Fund's net asset value may be significantly affected on days when shareholders do not have access to the Fund. Many of the emerging or developing countries may have higher and more rapidly fluctuating inflation rates, a higher demand for capital investment, a higher dependence on export markets for their major industries, and a greater need to develop basic economic infrastructures than more developed countries. Also, it may be more difficult to obtain a judgment in a court outside the United States.

CHANGE OF INVESTMENT OBJECTIVES AND POLICIES. The Funds will not change their investment objectives without shareholder approval. If any Fund determines that its objective can best be achieved by a change in investment policy or strategy, a Fund may make such change without shareholder approval by disclosing it in the prospectus.

4 PURCHASES

CLASS Y SHARES. Class Y shares are purchased at net asset value with no sales charge of any kind. The net asset value of our shares is calculated every business day as of the close of the New York Stock Exchange ("NYSE") by dividing net assets by the number of shares outstanding. Securities are valued at their market value as more fully described in the Statement of Additional Information.

WHO MAY INVEST? Eligible purchasers of Class Y shares include (i) certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our Class Y shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers or other financial institutions ("mutual fund wrap fee programs"), (ii) the trustee or custodian under any deferred compensation or pension or profit-sharing plan or payroll deduction IRA established for the benefit of the employees of any company with an account(s) in excess of $10 million managed by Lord Abbett or its sub-advisors on a private-advisory-account basis, and (iii) institutional investors, including retirement plans, companies, foundations, trusts, endowments and other entities where the total amount of potential investable assets exceed $50 million that were not introduced to Lord Abbett by persons associated with a broker or dealer primarily involved in the retail security business.

HOW MUCH MUST YOU INVEST? You may buy our shares through any independent securities dealer having a sales agreement with Lord Abbett Distributor, our exclusive selling agent. Place your order with your investment dealer or send it to the Lord Abbett Fund you selected (P.O. Box ________, Kansas City, Missouri 64141). The minimum initial investment is $1 million except for mutual fund wrap fee programs which have no minimum. This offering may be suspended, changed or withdrawn by Lord Abbett Distributor which reserves the right to reject any order.

BUYING SHARES THROUGH YOUR DEALER. Orders for shares received by the Fund prior to the close of the NYSE, or received by dealers prior to such close and received by Lord Abbett Distributor prior to the close of its business day, will be confirmed at net asset value effective at such NYSE close. Orders received by dealers after the NYSE closes and received by Lord Abbett Distributor in proper form prior to the close of its next business day are executed at the net asset value effective as of the close of the NYSE on that next business day. The dealer is responsible for the timely transmission of orders to Lord Abbett Distributor. A business day is a day on which the NYSE is open for trading.

BUYING SHARES BY WIRE. To open an account, call 1-800 ___-____ to set up your account and to arrange a wire transaction. Wire to: United Missouri Bank of
Kansas  City,   N.A.,   Routing   number  -   _____________,   Account   Number:
______________, FBO: (account name) and (account number). Specify the complete name of the fund/series of your choice, note Class Y shares and include your new account number and your name. To add to an existing account, wire to: United Missouri Bank of Kansas City, N.A. , routing number - ____________, account number: _______________, FBO: (account name) and (account number). Specify the complete name of the fund/series of your choice, note Class Y shares and include your account number and your name.

5 SHAREHOLDER SERVICES

We offer the following shareholder services:

TELEPHONE EXCHANGE PRIVILEGE: Class Y shares may be exchanged without a service charge for shares of the same class of any other Lord Abbett-sponsored fund. Currently only the four Funds offered by this prospectus have Class Y shares and participate in this Exchange Privilege.

You or YOUR REPRESENTATIVE WITH PROPER IDENTIFICATION can instruct your Fund to exchange uncertificated shares of a class (held by the transfer agent) by telephone. Shareholders have this privilege unless they refuse it in writing. A Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine and will employ reasonable procedures to confirm that instructions received are genuine, including requesting proper identification and recording all telephone exchanges. Instructions must be received by a Fund in Kansas City (800-821-5129) prior to the close of the NYSE to obtain a Fund's net asset value per class share on that day. Expedited exchanges by telephone may be difficult to implement in times of drastic economic or market change. The exchange privilege should not be used to take advantage of short-term swings in the market. Each Fund reserves the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. Each Fund can revoke the privilege for all shareholders upon 60 days' prior written notice. A prospectus for the other Lord Abbett-sponsored fund selected by you should be obtained and read before an exchange. Exercise of the Exchange Privilege will be treated as a sale for federal income tax purposes and, depending on the circumstances, a capital gain or loss may be recognized.

All correspondence should be directed to the Fund you selected (P.O. Box 419100, Kansas City, Missouri 64141; 800-821-5129).

6 OUR MANAGEMENT

Our business is managed by our officers on a day-to-day basis under the overall direction of our Board of Directors/Trustees with the advice of Lord Abbett ("Fund Management"). Each Fund employs Lord Abbett as investment manager pursuant to a Management Agreement. Lord Abbett has been an investment manager for over 67 years and currently manages approximately $23 billion in a family of mutual funds and other advisory accounts. Under the Management Agreement, Lord Abbett provides us with investment management services and personnel, pays the remuneration of our officers and of our Directors/Trustees affiliated with Lord Abbett, provides us with office space and pays for ordinary and necessary office and clerical expenses relating to research, statistical work and supervision of our portfolios and certain other costs. Lord Abbett provides similar services to nine other Lord Abbett-sponsored funds having various investment objectives and also advises other investment clients.

W. Thomas Hudson, Jr., Executive Vice President and portfolio manager of Affiliated Fund, is primarily responsible for the day-to-day management of the Fund. Mr. Hudson has been with Lord Abbett since 1982.

Robert P. Fetch has been primarily responsible for the day-to-day management of the Small-Cap Series since inception and is assisted by Gregory M. Macosko. Prior to joining Lord Abbett, Mr. Fetch was a Managing Director of Prudential Investment Advisors.

Christopher J. Towle, Executive Vice President of Bond-Debenture Fund, has been primarily responsible for the day-to-day management of the Fund since 1995, and has been involved with the Fund's management since 1987. Mr. Towle has been with Lord Abbett nine years and has sixteen years of investment experience.

Christopher Taylor serves as portfolio manager of the International Series. Mr. Taylor is Deputy Managing Director of Fuji Investment Management Co. (Europe), Ltd. (the "Sub-Adviser"). He has been with the Sub-Adviser and its predecessor since 1987 and has 15 years of investment experience.

Lord Abbett Securities Trust has entered into an agreement with the Sub-Adviser, under which the Sub-Adviser provides Lord Abbett with advice with respect to the International Series' assets. The Sub-Adviser is controlled by Fuji Investment Management Co. (Tokyo). Fuji Bank Limited of Tokyo, Japan ("Fuji Bank") directly owns 40% of the outstanding voting stock of the Sub-Adviser. Fuji Investment Management Co. (Tokyo) is an affiliate of Fuji Bank. Lord Abbett indirectly owns a minor percentage of such outstanding voting stock. As of June 1, 1997, the Sub-Adviser managed approximately $577 million, which is invested globally. The Sub-Adviser furnishes Lord Abbett with advice and recommendations with respect to the International Series' assets, including advice about the allocation of investments among foreign securities markets and foreign equity and debt securities markets and foreign equity and debt securities and, subject to consultation with Lord Abbett, advice as to cash holdings and what securities in the portfolio should be purchased, held or disposed of. The Sub-Adviser also gives advice with respect to foreign currency matters.

Although, under normal circumstances, the International Series will be invested at least 80% in equity securities of non-U.S. issuers, subject to the direction of the Board of Trustees, Lord Abbett, in consultation with the Sub-Adviser, will determine at least quarterly, and more frequently as Lord Abbett determines, the percentage of assets of the International Series that shall be allocated (the "Asset Allocation") for investment in the United States and in foreign markets, respectively.

Each Fund pays Lord Abbett a monthly fee based on average daily net assets for each month. In addition, each Fund pays all expenses not expressly assumed by

Lord Abbett. For the fiscal year ended October 31, 1996, the fee paid by Affiliated Fund to Lord Abbett as a percentage of average daily net assets was at the annual rate of .32 of 1%. For the fiscal year ended December 31, 1996, the fee paid by Bond-Debenture Fund to Lord Abbett as a percentage of average daily net assets was at the annual rate of .46%. The Small-Cap Series is obligated to pay Lord Abbett a monthly fee based on average daily net assets for each month at the annual rate of .75 of 1%. This fee may be higher than that paid by other mutual funds. The International Series is obligated to pay Lord Abbett a monthly fee at the annual rate of 0.75 of 1% for the International Series. Lord Abbett, when not waiving its management fee, is obligated to pay the Sub-Adviser a monthly fee equal to one-half of Lord Abbett's fee as described above. Regardless of such waiver, Lord Abbett is free to pay the Sub-Adviser.

The Funds will not hold annual meetings of shareholders unless required to by the Investment Company Act of 1940, the Board of Directors/Trustees or the shareholders with one-quarter of the outstanding stock of each Fund entitled to vote. See the Statement of Additional Information for each Fund for more details.

THE FUNDS AND THEIR SHARES.

Each Fund is a diversified open-end management investment company. Lord Abbett Affiliated Fund, Inc., was incorporated under Maryland law on November 26, 1975; Lord Abbett Research Fund was incorporated under Maryland law on April 6, 1992; Lord Abbett Securities Trust was organized as a Delaware business trust on February 26, 1993 and Lord Abbett Bond-Debenture Fund, Inc. was incorporated under Maryland law on January 23, 1976.

Each Funds' Class A, B, C and Y shares have equal rights as to voting, dividends and distributions except for differences resulting from certain class-specific expenses. Class Y shares are sold to institutions exclusively with no front-end or contingent deferred sales charge and no Rule 12b-1 charges. Class A, B and C shares sold to the retail public and are subject to Rule 12b-1 charges. With certain exceptions, Class A shares are sold with a front-end sales charge at the time of purchase and are not subject to a contingent deferred sales charge when they are redeemed. Class B shares are sold without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge if they are redeemed before the sixth anniversary of their purchase. Class B shares will automatically convert to Class A shares on the eighth anniversary of your purchase. Class C shares are sold with no front-end sales charge but have no conversion feature and are subject to a 1% contingent deferred sales charge on redemptions before the first anniversary of their purchase. Due to the class-specific expenses, dividends of Class B and Class C shares are likely to be lower than for Class A shares, and are likely to be higher for Class Y shares than for any other class of shares. For more information regarding the Class A, B and C shares, please call 1-800-874-3733 to request a prospectus for those shares. There is a possibility that one fund might become liable for any misstatement, inaccuracy, or incomplete disclosure in the prospectus concerning the other fund.

7 DIVIDENDS, CAPITAL GAINS DISTRIBUTION AND TAXES

Dividends from net investment income are paid annually to shareholders of the Small-Cap and International Series. Supplemental dividends may be paid in December or January to International Series shareholders. Affiliated Fund shareholders are paid dividends in February, May, August and November. Bond-Debenture Fund shareholders are paid dividends monthly

Dividends from net investment income may be taken in cash or reinvested in additional shares at net asset value without a sales charge. If you elect a cash payment (i) a check will be mailed to you as soon as possible after the monthly reinvestment date or (ii) if you arrange for direct deposit, your payment will be wired directly to your bank account within one day after the date on which the dividend is paid.

A long-term capital gains distribution is made when a Fund has net profits during the year from sales of securities which it has held more than one year. If a Fund realizes net short-term capital gains, they also will be distributed. It is anticipated that capital gains will be distributed in December or January. You may take them in cash or additional shares without a sales charge.

Dividends declared in October, November or December of any year to shareholders of record as of a date in such a month will be treated for federal income tax purposes as having been received by shareholders in that year if they are paid before February 1 of the following year.

Shareholders must report dividends and capital gains distributions as taxable income. Distributions derived from net long-term capital gains which are designated by a Fund as "capital gains distributions" will be taxable to shareholders as long-term capital gains, whether received in cash or shares, regardless of how long a taxpayer has held the shares. Under current law, net long-term capital gains of individuals and corporations are taxed at the rates applicable to ordinary income, except that the maximum rate for long-term capital gains for individuals is

28%. Legislation has been proposed that would have the effect of reducing the federal income tax rate on capital gains.

Each Fund may be subject to foreign withholding taxes which would reduce the yield on their investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. See the Statement of Additional Information for additional details.

Shareholders may be subject to a $50 penalty under the Internal Revenue Code and we may be required to withhold and remit to the U.S. Treasury a portion (31%) of any redemption or repurchase proceeds (including the value of shares exchanged into another Lord Abbett-sponsored fund) and of any taxable dividend or distribution on any account where the payee failed to provide a correct taxpayer identification number or to make certain required certifications.

We will inform shareholders of the federal tax status of each dividend and distribution after the end of each calendar year. Shareholders should consult their tax advisers concerning applicable state and local taxes as well as the tax consequences of gains or losses from the redemption or exchange of our shares.

8 REDEMPTIONS

To obtain the proceeds of an expedited redemption, you can telephone your Fund. A Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine and will employ reasonable procedures to confirm that instructions received are genuine, including requesting proper identification, recording all telephone redemptions and mailing the proceeds only to the named shareholder at the address appearing on the account registration.

Send your written redemption request to the Fund you selected (P.O. Box ______________, Kansas City, Missouri 64141) with signature(s) and any legal capacity of the signer(s) guaranteed by an eligible guarantor accompanied by any certificates for shares to be redeemed and other required documentation. Payment will be made within three business days. Each Fund may suspend the right to redeem shares for not more than three days (or longer under unusual circumstances as permitted by Federal law). If you have purchased a Fund's shares by check and subsequently submit a redemption request, redemption proceeds will be paid upon clearance of your purchase check, which may take up to 15 days. To avoid delays you may arrange for the bank upon which a check was drawn to communicate to the Fund that the check has cleared.

WIRE. You must sign up for the wire feature before using it. To verify that it is in place, call 1-800-___-____. Minimum wire: $1,000. Your wire redemption request must be received by your Fund before the close of the NYSE for money to be wired on the next business day.

TAX-QUALIFIED PLANS: For redemptions of $50,000 or less, follow normal redemption procedures. Redemptions over $50,000 must be in writing from the employer, broker or plan administrator stating the reason for the redemption. The reason for the redemption must be received by the Fund prior to, or concurrent with, the redemption request.

9 PERFORMANCE

AFFILIATED FUND ended its fiscal year on October 31, 1996. Assuming reinvestment of both the capital gains distribution and dividends, it produced a total return of 23.23% for Class A shares.

In the past year, stock market averages climbed to new heights, against a background of modest economic growth, low inflation and volatile interest rates. The strong performance of the Fund can be attributed to several factors. We established an important position in the technology sector early in the year and used the market correction in June and July to add to these holdings at attractive prices. Additionally, holdings in consumer non-durables, such as food, pharmaceutical, household products and agriculture stocks, were steadily increased during the year and performed well.

The SMALL-CAP SERIES completed its fiscal year on November 30, 1996. The Series' strong performance in 1996 can be attributed to three sectors: industrial, technology and transportation. The technology sector experienced a third quarter correction which allowed us to add to positions at attractive prices. The Series'
industrial  and  transportation   holdings  were  relatively  steady  performers
throughout the year. The Series is not sector weighted (diversified in proportion to an index) and, as such, continues to rely on stock selection of undervalued companies in the small-cap universe with solid fundamental prospects.

The INTERNATIONAL SERIES closed fiscal half-year 1997 on April 30. The Series focuses its research efforts on identification of "best-of-breed" foreign companies. In other words, our selection process is based on a "bottom-up" strategy and focuses on companies outside the U.S. that are best at what they do.

The International Series commenced operations on December 13, 1996. The Series' non-annualized total return for the period December 13, 1996 through April 30, 1997 was 6.6%. The Series enjoyed strong performance over the period due in large part to gains made by Scandinavian banks and multi-industry companies earnings growth in Europe, driven by corporate restructurings and a steady expansion in sales. Specifically, our German and French holdings present attractive investment opportunities in companies poised for strong future earnings growth.

BOND-DEBENTURE FUND completed its fiscal year on December 31, 1996. The last fiscal year proved to be a rewarding year for shareholders, despite the volatility that characterized the U.S. interest-rate environment. In the first half of the fiscal year, interest rates rose in response to economic growth which was greater than the prevailing trend. Investors' concern decreased about a possible move by the Federal Reserve Board to increase short-term rates to slow economic growth as the year progressed.

The Fund benefited from its exposure to high-yield bonds, especially those bonds issued by companies whose performance tends to parallel the economy. These high-yield securities, many of which were purchased at the close of fiscal 1995 at less than face value, produced good price appreciation while paying a high rate of interest. In addition, the Fund profited from its investments in convertible bonds (which may be exchanged for the underlying shares of the issuer's common stock) issued by companies in the energy, financial and technology sectors. These bonds were selected based upon the Fund's value-oriented criteria and provided strong returns, especially toward the end of the fiscal year.

YIELD AND TOTAL RETURN. Yield and total return data may, from time to time, be included in advertisements about each Fund. The Class Y share "yield" is calculated by dividing the annualized net investment income per share on the portfolio during a 30-day period by the net asset value on the last day of the period. The yield data represents a hypothetical investment return on the portfolio, and does not measure an investment return based on dividends actually paid to shareholders. To show that return, a dividend distribution rate may be calculated. The dividend distribution rate is calculated by dividing the dividends of the Class Y derived from net investment income during a stated period by the net asset value on the last day of the period. Yields and dividend distribution rates for Class Y shares is shown at net asset value without the deduction of any sales charge.

"Total return" for the one-, five- and ten-year periods represents the average annual compounded rate of return on an investment of $1,000 in a Fund at the net asset value. When total return is quoted for Class Y shares, it is shown at net asset value without the deduction of any sales charge. Quotations of yield or total return for any period when an expense limitation is in effect will be greater than if the limitation had not been in effect. See "Past Performance" in the Statement of Additional Information for a more detailed description.

See "Performance" in the Statement of Additional Information for a more detailed discussion concerning the computation of each Fund's total return and yield.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFER IS NOT AUTHORIZED OR IN WHICH THE PERSON MAKING SUCH OFFER IS NOT QUALIFIED TO DO SO OR TO ANYONE TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER.
NO PERSON IS AUTHORIZED TO GIVE INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN SUPPLEMENTAL LITERATURE AUTHORIZED BY THE FUND, AND NO PERSON IS ENTITLED TO RELY UPON ANY INFORMATION OR REPRESENTATION NOT CONTAINED HEREIN OR THEREIN.

The performance of the Class A shares which is shown in the comparison below will be greater than or less than below for Class B, C and Y shares based on the differences in sales charges and fees paid by shareholders investing in the different classes.

Comparison of change in value of a $10,000 investment in Class A shares of Lord Abbett Affiliated Fund, assuming reinvestment of all dividends and distributions to such an investment in the unmanaged Standard & Poor's 500 Index.


               The
               Fund at
               Net Asset                          S&P 500
Date            Value                             Index

10/31/86       $10000                             $10000
10/31/87        10284                              10640
10/31/88        11538                              12225
10/31/89        13619                              15437
10/31/90        12588                              14287
10/31/91        16112                              19067
10/31/92        17781                              20962
10/31/93        20940                              24063
10/31/94        22335                              24991
10/31/95        26906                              31591
10/31/96        33154                              39174


                        AVERAGE ANNUAL TOTAL RETURN
                           FOR CLASS A SHARES (2)

                    1 YEAR      5 YEARS    10 YEARS
                     16.10%       14.16%       12.07%



(1)Performance numbers for the unmanaged Standard & Poor's 500 Index do not reflect transaction costs or management fees. An investor cannot invest directly in the Standard & Poor's 500 Index.

(2)Total return is the percent change in value with all dividends and distributions reinvested for the periods shown using the SEC-required uniform method to compute such return. The Class A share total return reflects the deduction of 12b-1 expenses which the Class Y shares do not have.


Comparison of change in value of a $10,000 investment in Class A shares of the Lord Abbett Research Fund -- Small-Cap Series, assuming reinvestment of all dividends and distributions, to such and investment in the unmanaged Russell 2000 Index.


               The Fund                      Russell 2000
               at Net                        Index
Date           Asset Value
----------------------------------------------------------------

12/1/95                                      10,000
12/13/95       10,000
12/31/95       10,030                        10,264
 1/31/96       10,230                        10,254
 2/29/96       10,670                        10,548
 3/31/96       10,910                        10,746
 4/30/96       11,630                        11,277
 5/31/96       11,980                        11,689
 6/30/96       11,690                        11,243
 7/31/96       11,020                        10,332
 8/31/96       11,636                        10,885
 9/30/96       12,018                        11,278
10/31/96       12,160                        11,117
11/30/96       12,824                        11,541


                    Average Annual Total Return
                      for Class A Shares(3)
                          Life of Series
                       (12/13/95-11/30/96)
                             20.80%


(1)Performance numbers for the unmanaged Russell 2000 Index do not reflect transaction costs or management fees. An investor cannot invest directly in this index. Since the Russell 2000 Index only starts on the first day of the month, in the case of the Russell 2000 comparison to the Series, the Russell 2000 starts on December 1, 1995.

(2)Total return is the percent change in net asset value with all dividends and distributions reinvested for the periods shown using the SEC-required uniform method to compute such return. The Class A share total return reflects the deduction of 12b-1 expenses which the Class Y shares do not have.

The performance of the Class A shares which is shown in the comparison below will be greater than or less than below for Class B, C and Y shares based on the differences in sales charges and fees paid by shareholders investing in the different classes.

Comparison of changes in value of a $10,000 investment in Class A shares of Lord Abbett Securities Trust -- International Series, assuming reinvestment of all dividends and distributions, to such an investment in the unmanaged Morgan Stanley European, Asia and Far East Index


           International Series         Morgan Stanley
            at Net Asset Value          European, Asia
Date                                    and Far East Index(1)
--------------------------------------------------------------------------------
12/01/96                                     $10,000
12/13/96       $10,000                            --
12/31/96        10,047                         9,874
01/31/97        10,174                         9,530
02/28/97        10,609                         9,689
04/30/97        10,673                         9,726


Annual Total Return
for Class A Shares(2)
Life of International Series
  (12/13/96-4/30/97)
        .60%


(1)Performance numbers for Morgan Stanley European, Asia and Far East Index ("EAFE"), which is unmanaged, do not reflect transaction costs or management fees. An investor cannot invest directly in this index. Since EAFE only starts on the first day of the month, in the case of the EAFE comparison to the International Series, which commenced operations on 12/13/96, EAFE starts on 12/1/96.

(2)Total return is the percent change in value with all dividends and distributions reinvested for the periods shown using the SEC-required uniform method to compute such return. The Class A share total return reflects the deduction of 12b-1 expenses which the Class Y shares do not have.

Comparison of change in value of a $10,000 investment in Class A shares of Lord Abbett Bond-Debenture Fund, assuming reinvestment of all dividends and distributions,to such an investment in the unmanaged Salomon Brothers Broad Investment High-Grade, First Boston High-Yield and Value Line Convertible Indices.


               The
               Fund at
               Net Asset           SAL.BRD      FOB      VAL.LN
Date            Value               Index       HY        CVT.

12/31/86       $10000              $10000     $10000    $10000
12/31/87        10188               10259      10654      9285
12/31/88        11594               11079      12110     10616
12/31/89        12181               12678      12158     11410
12/31/90        11259               13831      11382      9909
12/31/91        15575               16040      16359     12809
12/31/92        18066               17259      19086     15136
12/31/93        20951               18971      22694     18266
12/31/94        20141               18428      22476     17550
12/31/95        23665               21843      26382     22303
12/31/96        26307               22634      29656     25924


                        AVERAGE ANNUAL TOTAL RETURN
                           FOR CLASS A SHARES (3)

                    1 YEAR      5 YEARS    10 YEARS
                     5.90%       9.98%       9.62%


(1)Performance numbers for the unmanaged Salomon Brothers Broad Investment High-Grade Index, First Boston High-Yield Index and Value Line Convertible Indices do not reflect transaction costs or management fees. An investor cannot invest directly in any of these unmanaged indices. A review of the Fund's 1996 annual shareholders' report shows a history of the Fund's portfolio blend changing through the years but composed primarily of three categories of securities: (i) lower rated debt (including straight-preferred stocks), (ii) equity-related securities and (iii) high-grade debt. The three indices chosen to compare to the Fund's performance have elements of these three categories, but since there is no one index combining all three in the same annual blend as the Fund's portfolio, these three separate indices may not be a valid comparison for the Fund.

(2) Total return is the percent change in value with all dividends and distributions reinvested for the periods shown using the SEC-required uniform method to compute such return. The Class A share total return reflects the deduction of 12b-1 expenses which the Class Y shares do not have.

INVESTMENT MANAGER AND DISTRIBUTOR
Lord, Abbett & Co. and Lord Abbett Distributor llc
The General Motors Building
767 Fifth Avenue
New York, New York 10153-0203
212-848-1800

CUSTODIAN
The Bank of New York
48 Wall Street
New York, New York 10286

TRANSFER AGENT AND DIVIDEND
DISBURSING AGENT
United Missouri Bank of Kansas City, N.A.
Tenth and Grand
Kansas City, Missouri 64141

SHAREHOLDER SERVICING AGENT
DST Systems, Inc.
P.O. Box 419100
Kansas City, Missouri 64141
800-821-5129

AUDITORS
Deloitte & Touche LLP

COUNSEL
Debevoise & Plimpton

Printed in the U.S.A.

LST-1-697
(6/97)

Lord Abbett

Affiliated Fund, Inc.

CLASS Y SHARES

Lord Abbett

Research Fund, Inc.

Small-Cap Series --

CLASS Y SHARES

Lord Abbett

Securities Trust

International Series -- CLASS Y SHARES

Lord Abbett

Bond-Debenture Fund, Inc.

CLASS Y SHARES

LORD ABBETT

STATEMENT OF ADDITIONAL INFORMATION                        OCTOBER 14, 1997

                             CLASS Y SHARES
                    LORD ABBETT AFFILIATED FUND, INC.
               LORD ABBETT RESEARCH FUND, INC. - SMALL-CAP SERIES
            LORD ABBETT SECURITIES TRUST - INTERNATIONAL SERIES
                  LORD ABBETT BOND-DEBENTURE FUND, INC.

This Statement of Additional Information is not a Prospectus. A Prospectus for the Class Y shares of Lord Abbett Affiliated Fund, Inc. ("Affiliated Fund"), Lord Abbett Research Fund, Inc. - Small-Cap Series ("Small-Cap Series"), Lord Abbett Securities Trust - International Series ("International Series"), and Lord Abbett Bond-Debenture Fund, Inc. ("Bond-Debenture Fund") (individually a "Fund" and collectively the "Funds"or "We") may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. This Statement relates to, and should be read in conjunction with the Prospectus dated October 14, 1997 (the "Prospectus").

Our Boards of Directors (Trustees) have authority to create and classify shares in separate series, without further action by shareholders. To date, the Boards of Directors (Trustees) have authorized four classes of shares for each Fund (A, B, C and Y). The Funds offer Class Y shares to institutions for the first time on or about October 14, 1997 pursuant to the Prospectus of the same date. The Board of a Fund will allocate a Fund's shares among its classes from time to time. All shares of a Fund have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Although no present plans exist to do so, further series may be added to one or more of the Funds in the future. The Investment Company Act of 1940, as amended (the "Act"), requires that where more than one series exists for a Fund, each series must be preferred over all other series in respect of assets specifically allocated to such series.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as a Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, the Rule exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of directors from the separate voting requirements of the Rule.

Shareholder inquiries should be made by writing directly to your Fund or by calling 800-821-5129. In addition, you can make inquiries through Lord Abbett Distributor.

                    TABLE OF CONTENTS                  PAGE

               1.   Investment Policies                2
               2.   Directors (Trustees) and Officers  10
               3.   Investment Advisory and Other Services  13
               4.   Portfolio Transactions             15
               5.   Purchases, Redemptions
                    and Shareholder Services           16
               6.   Past Performance                   17
               7.   Taxes                              18
               8.   Information About The Fund         19
               9.   Financial Statements               19
              10.   Appendix                           21

                                    1.
                            Investment Policies

FUNDAMENTAL INVESTMENT RESTRICTIONS
Each Fund is subject to the following investment restrictions which cannot be changed without approval of the holders of a majority of a Fund's outstanding shares. Each Fund may not: (1) borrow money, except that (i) each Fund may borrow from banks (as defined in the Investment Company Act of 1940, as amended (the "Act")) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) each Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) each Fund may purchase securities on margin to the extent permitted by applicable law; (2) pledge its assets (other than to secure borrowings, or to the extent permitted by the Fund's investment policies as permitted by applicable law); (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws; (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law; (5) buy or sell real estate (except that each Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein) or commodities or commodity contracts (except to the extent each Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts); (6) with respect to 75% of the gross assets of each Fund, buy securities of one issuer representing more than (i) 5% of each Fund's gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer; (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or (8) issue senior securities to the extent such issuance would violate applicable law.

With respect to the restrictions mentioned herein, compliance therewith will not be affected by changes in the market value of portfolio securities but will be determined at the time of purchase or sale of such securities.

Non-Fundamental Investment Restrictions. In addition to the investment restrictions above which cannot be changed without shareholder approval, each Fund also is subject to the following non-fundamental investment policies which may be changed by the Boards of Directors (Trustees) without shareholder approval. Each Fund may not: (1) borrow in excess of 5% of its gross assets taken at cost or market value, whichever is lower at the time of borrowing, and then only as a temporary measure for extraordinary or emergency purposes; (2) make short sales of securities or maintain a short position except to the extent permitted by applicable law; (3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933, deemed to be liquid by the Boards of Directors (Trustees); (4) invest in the securities of other investment companies except as permitted by applicable law; (5) invest in securities of issuers which, with their predecessors, have a record of less than three years' continuous operations, if more than 5% of each Fund's total assets would be invested in such securities (this restriction shall not apply to mortgaged-backed securities, asset-backed securities or obligations issued or guaranteed by the U. S. Government, its agencies or instrumentalities); (6) hold securities of any issuer if more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more officers or directors (trustees) of a Fund or by one or more partners or members of the Fund's underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer; (7) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of each Fund's total assets (included within such limitation, but not to exceed 2% of each Fund's total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange);
(8) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that each Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities; (9) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in a Fund's prospectus and statement of additional information, as they may be amended from time to time; (10) buy from or sell to any of a Fund's officers, directors (trustees), employees, or its investment adviser or any of a Fund's officers, directors (trustees), partners or employees, any securities other than shares of a Fund; (11) with respect to Affiliated Fund, pledge, mortgage or hypothecate its assets, however, this provision does not apply to the grant of escrow receipts or the entry into other similar escrow arrangements arising out of the writing of covered call options; or (12) with respect to Bond-Debenture Fund, invest more than 10% of the market value of its gross assets at the time of investment in debt securities which are in default as to interest or principal.

For the year ended October 31, 1996, Affiliated Fund's portfolio turnover rate was 47.06% versus 53.84% for the prior year. For the period December 13, 1995 (commencement of operations) to November 30, 1996, the Small-Cap Series' portfolio turnover rate was 110.09%. For the period December 13, 1996
(commencement of operations) to April 30, 1997, the International Series' portfolio turnover was 10.15%. For the year ended December 31, 1996, Bond-Debenture Fund's portfolio turnover was 106.79% versus 134.90% for the prior year.

LENDING OF PORTFOLIO SECURITIES (AFFILIATED FUND, SMALL-CAP SERIES AND INTERNATIONAL SERIES). Although the Funds have no current intention of doing so, each may seek to earn income by lending portfolio securities. Under present regulatory policies, such loans may be made to member firms of the New York Stock Exchange ("NYSE") and are required to be secured continuously by collateral consisting of cash, cash equivalents, or United States Treasury bills maintained in an amount at least equal to the market value of the securities loaned. Each will have the right to call a loan and obtain the securities loaned at any time upon five days' notice. During the existence of a loan a Fund will receive the income earned on investment of collateral. The aggregate value of the securities loaned will not exceed 5% of the value of a Fund's gross assets.

By lending portfolio securities, each Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government Securities, or obtaining yield in the form of interest paid by the borrower when such U.S. Government Securities are used as collateral. Each Fund will comply with the following conditions whenever it loans securities: (i) each Fund must receive at least 100% collateral from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) each Fund must be able to terminate the loan at any time; (iv) each Fund must receive reasonable compensation with respect to the loan, as well as any dividends, interest or other distributions on the loaned securities; (v) each Fund may pay only reasonable fees in connection with the loan and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, each Fund's Board of Directors (Trustees) must terminate the loan and regain the right to vote the securities.

OTHER INVESTMENT POLICIES COMMON TO TWO OR MORE OF THE FUNDS (WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL)

RULE 144A SECURITIES (AFFILIATED FUND, SMALL-CAP SERIES, INTERNATIONAL SERIES AND BOND DEBENTURE FUND). Each Fund may invest in securities qualifying for resale to "qualified institutional buyers" under SEC Rule 144A that are determined by the Board, or by Lord Abbett pursuant to the Board's delegation, to be liquid securities. The Board will review quarterly the liquidity of the investments each Fund makes in such securities. Investments by each Fund in Rule 144A securities initially determined to be liquid could have the effect of diminishing the level of each Fund's liquidity during periods of decreased market interest in such securities among qualified institutional buyers.

COVERED CALL OPTIONS (AFFILIATED FUND AND INTERNATIONAL SERIES)

As stated in the Prospectus, each Fund may write covered call options which are traded on a national securities exchange with respect to securities in its portfolio in an attempt to increase its income and to provide greater flexibility in the disposition of its portfolio securities. A "call option" is a contract sold for a price (the "premium") giving its holder the right to buy a specific number of shares of stock at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. During the period of the option, each Fund forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds its net premium). Each Fund may enter into "closing purchase transactions" in order to terminate its obligation to deliver the underlying security (this may result in a short-term gain or loss). A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If a Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation. Neither Fund intends to write covered call options with respect to securities with an aggregate market value of more than 10% (Affiliated Fund) or 5% (International Series) of its gross assets at the time an option is written. This percentage limitation will not be increased without prior disclosure in the current Prospectus.

Each Fund's custodian will segregate cash or liquid high-grade debt securities in an amount not less than that required by Securities Exchange Commission ("SEC") Release 10666 with respect to Fund assets committed to written covered call options. If the value of the segregated securities declines, additional cash or debt securities will be added on a daily basis (i.e., marked-to-market) so that the segregated amount will not be less than the amount of each Fund's commitments with respect to such written options.

OTHER INTERNATIONAL SERIES INVESTMENT POLICIES (WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL)

FINANCIAL FUTURES CONTRACTS. The International Series may enter into contracts for the future delivery of a financial instrument, such as a security or the cash value of a securities index. This investment technique is designed primarily to hedge (i.e., protect) against anticipated future changes in interest rates or market conditions which otherwise might adversely affect the value of securities which the International Series holds or intends to purchase. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities or the cash value of an index called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities or cash value of an index at a specified price during a specified delivery period. At the time of delivery pursuant to the contract, adjustments are made to recognize differences in value arising from the delivery of securities which differ from those specified in the contract. In some cases, securities called for by a futures contract may not have been issued at the time the contract was written. The International Series will not enter into any futures contracts or options on futures contracts if the aggregate of the market value of the securities covered by its outstanding futures contracts and securities covered by futures contracts subject to the outstanding options written by it would exceed 50% of its total assets.

Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases, a party will close out the contractual commitment before delivery without having to make or take delivery of the security by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. All transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. The International Series will incur brokerage fees when it purchases or sells contracts and will be required to maintain margin deposits. At the time it enters into a futures contract, it is required to deposit with its custodian, on behalf of the broker, a specified amount of cash or eligible securities called "initial margin." The initial margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract fluctuates. The costs incurred in connection with futures transactions could reduce the Series return. Futures contracts entail risks. If the investment adviser's judgment about the general direction of interest rates or markets is wrong, the overall performance may be poorer than if no such contracts had been entered into.

There may be an imperfect correlation between movements in prices of futures contracts and portfolio securities being hedged. The degree of difference in price movements between futures contracts and the securities (or securities indices) being hedged depends upon such things as variations in demand for futures contracts and securities underlying the contracts and differences between the liquidity of the markets for such contracts and the securities underlying them. In addition, the market prices of futures contracts may be affected by certain factors not directly related to the underlying securities. At any given time, the availability of futures contracts, and hence their prices, are influenced by credit conditions and margin requirements. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends by the investment adviser may not result in a successful hedging transaction.

OPTIONS ON FINANCIAL FUTURES CONTRACTS. The International Series may purchase and write call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. The International Series would be required to deposit with our custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by us. Options on futures contracts involve risks similar to the risks relating to transactions in financial futures contracts described above. Generally speaking, a given dollar amount used to purchase an option on a financial futures contract can hedge a much greater value of underlying securities than if that amount were used to directly purchase the same financial futures. Should the event that the International Series intends to hedge (or protect) against not materialize, however, the option may expire worthless, in which case the International Series would lose the premium paid therefor.

SEGREGATED ACCOUNTS. To the extent required to comply with Securities and Exchange Commission Release 10666 and any related SEC policies, when purchasing a futures contract, or writing a put option, the International Series will maintain in a segregated account at its custodian bank cash, U.S. Government and other permitted securities to cover its position.

OTHER SMALL-CAP SERIES INVESTMENT RESTRICTIONS (WHICH CAN BE CHANGED WITHOUT SHAREHOLDER APPROVAL)

REPURCHASE AGREEMENTS. If the Small-Cap Series enters into repurchase agreements as provided in clause (4) of the fundamental investment restrictions above, it will do so only with those primary reporting dealers that report to the Federal Reserve Bank of New York and with the 100 largest United States commercial banks and the underlying securities purchased under the agreements will consist only of those securities in which the Small-Cap Series otherwise may invest.

FOREIGN CURRENCY HEDGING TECHNIQUES. The Small-Cap Series may utilize various foreign currency hedging techniques described below, including forward foreign currency contracts and foreign currency put and call options.

FORWARD FOREIGN CURRENCY CONTRACTS. A forward foreign currency contract involves an obligation to purchase or sell a specific amount of a specific currency at a set price at a future date. The Small-Cap Series expects to enter into forward foreign currency contracts in primarily two circumstances. First, when the Small-Cap Series enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, the Small-Cap Series will be able to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when management believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar, the Small-Cap Series may enter into a forward contract to sell the amount of foreign currency approximating the value of some or all of the Small-Cap Series' portfolio securities denominated in such foreign currency or, in the alternative, the

Small-Cap Series may use a cross-hedging technique whereby it sells another currency which the Small- Cap Series expects to decline in a similar way but which has a lower transaction cost. Precise matching of the forward contract amount and the value of the securities involved will not generally be possible since the future value of such securities denominated in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The Small-Cap Series does not intend to enter into such forward contracts under this second circumstance on a continuous basis.

Management of the Fund is by its officers on a day to day basis under the overall supervision of the Board of Directors with advice of Lord, Abbett & Co.

FOREIGN CURRENCY PUT AND CALL OPTIONS. The Small-Cap Series also may purchase foreign currency put options and write foreign currency call options on U.S. exchanges or U.S. over-the-counter markets. A put option gives the Small- Cap Series, upon payment of a premium, the right to sell a currency at the exercise price until the expiration of the option and serves to insure against adverse currency price movements in the underlying portfolio assets denominated in that currency.

Exchange-listed options markets in the United States include several major currencies, and trading may be thin and illiquid. A number of major investment firms trade unlisted options which are more flexible than exchange-listed options with respect to strike price and maturity date. Unlisted options generally are available in a wider range of currencies. Unlisted foreign currency options are generally less liquid than listed options and involve the credit risk associated with the individual issuer. Unlisted options, together with other illiquid securities, are subject to a limit of 15% of the Small-Cap Series' net assets.

A call option written by the Small-Cap Series gives the purchaser, upon payment of a premium, the right to purchase from the Series a currency at the exercise price until the expiration of the option. The Small-Cap Series may write a call option on a foreign currency only in conjunction with a purchase of a put option on that currency. Such a strategy is designed to reduce the cost of downside currency protection by limiting currency appreciation potential. The face value of such writing may not exceed 90% of the value of the securities denominated in such currency invested in by the Small-Cap Series or in such cross currency (referred to above) to cover such call writing.

LIMITATIONS ON THE PURCHASES AND SALES OF STOCK OPTIONS, OPTIONS ON STOCK INDICES AND STOCK INDEX FUTURES. The Small-Cap Series may write put and call options on stocks only if they are covered, and such options must remain covered so long as the Small-Cap Series is obligated as a writer. The Small-Cap Series will not (a) write puts having an aggregate exercise price greater than 25% of the Series' total net assets; or (b) purchase (i) put options on stocks not held in the Small-Cap Series' portfolio, (ii) put options on stock indices or (iii) call options on stocks or stock indices if, after any such purchase, the aggregate premiums paid for such options would exceed 20% of the Small-Cap Series' total net assets.

CALL OPTIONS ON STOCK. The Small-Cap Series may, from time to time, write call options on its portfolio securities. The Small-Cap Series may write only call options which are "covered," meaning that the Small-Cap Series either owns the underlying security or has an absolute and immediate right to acquire that security, without additional cash consideration, upon conversion or exchange of other securities currently held in its portfolio. In addition, the Small-Cap Series will not permit the call to become uncovered prior to the expiration of the option or termination through a closing purchase transaction as described below. If the Small-Cap Series writes a call option, the purchaser of the option has the right to buy (and the Series has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The amount paid to the Small-Cap Series by the purchaser of the option is the "premium." The Small-Cap Series' obligation to deliver the underlying security against payment of the exercise price would terminate either upon expiration of the option or earlier if the Small-Cap Series were to effect a "closing purchase transaction" through the purchase of an equivalent option on an exchange. There can be no assurance that a closing purchase transaction can be effected. The Small-Cap Series does not intend to write covered call options with respect to securities with an aggregate market value of more than 5% of it's gross assets at the time an option is written. This percentage limitation will not be increased without prior disclosure in our current prospectus.

The Small-Cap Series would not be able to effect a closing purchase transaction after it had received notice of exercise. In order to write a call option, the Small-Cap Series is required to comply with the rules of The Options Clearing Corporation and the various exchanges with respect to collateral requirements. The Small-Cap Series may not purchase call options except in connection with a closing purchase transaction. It is possible that the cost of effecting a closing purchase transaction may be greater than the premium received by the Small-Cap Series for writing the option.

Generally, the Small-Cap Series intends to write listed covered call options during periods when it anticipates declines in the market values of portfolio securities because the premiums received may offset to some extent the decline in the Small-Cap Series' net asset value occasioned by such declines in market value. Except as part of the "sell discipline" described below, the Small-Cap Series will generally not write listed covered call options when it anticipates that the market values of it's portfolio securities will increase.

One reason for the Small-Cap Series to write call options is as part of a "sell discipline." If the Small-Cap Series decides that a portfolio security would be overvalued and should be sold at a certain price higher than the current price, it could write an option on the stock at the higher price. Should the stock subsequently reach that price and the option be exercised, the Small-Cap Series would, in effect, have increased the selling price of that stock, which it would have sold at that price in any event, by the amount of the premium. In the event the market price of the stock declined and the option were not exercised, the premium would offset all or some portion of the decline. It is possible that the price of the stock could increase beyond the exercise price; in that event, the Small-Cap Series would forego the opportunity to sell the stock at that higher price.

In addition, call options may be used as part of a different strategy in connection with sales of portfolio securities. If, in the judgment of the Fund Management, the market price of a stock is overvalued and it should be sold, the Small-Cap Series may elect to write a call option with an exercise price substantially below the current market price. As long as the value of the underlying security remains above the exercise price during the term of the option, the option will, in all probability, be exercised, in which case the Small-Cap Series will be required to sell the stock at the exercise price. If the sum of the premium and the exercise price exceeds the market price of the stock at the time the call option is written, the Small-Cap Series would, in effect, have increased the selling price of the stock. The Small-Cap Series would not write a call option in these circumstances if the sum of the premium and the exercise price were less than the current market price of the stock.

PUT OPTIONS ON STOCK. The Small-Cap Series may also write listed put options. If the Small-Cap Series writes a put option, it is obligated to purchase a given security at a specified price at any time during the term of the option.

Writing listed put options is a useful portfolio investment strategy when the Small-Cap Series has cash or other reserves available for investment as a result of sales of Small-Cap Series shares or, more importantly, because Fund Management believes a more defensive and less fully invested position is desirable in light of market conditions. If the Fund Management wishes to invest its cash or reserves in a particular security at a price lower than current market value, it may write a put option on that security at an exercise price which reflects the lower price it is willing to pay. The buyer of the put option generally will not exercise the option unless the market price of the underlying security declines to a price near or below the exercise price. If the Small-Cap Series writes a listed put, the price of the underlying stock declines and the option is exercised, the premium, net of transaction charges, will reduce the purchase price paid by the Small-Cap Series for the stock. The price of the stock may decline by an amount in excess of the premium, in which event the Small-Cap Series would have foregone an opportunity to purchase the stock at a lower price.

If, prior to the exercise of a put option, the Small-Cap Series determines that it no longer wishes to invest in the stock on which the put option had been written, the Series may be able to effect a closing purchase transaction on an exchange by purchasing a put option of the same series as the one which it has previously written. The cost of effecting a closing purchase transaction may be greater than the premium received on writing the put option and there is no guarantee that a closing purchase transaction can be effected.

STOCK INDEX OPTIONS. Except as describe below, the Small-Cap Series will write call options on indices only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When the Small-Cap Series writes a call option on a broadly-based stock market index, the Small-Cap Series will segregate or put into escrow with its custodian, or pledge to a broker as collateral for the option, one or more "qualified securities" with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

SEGREGATED ACCOUNTS. If the Small-Cap Series has written an option on an industry or market segment index, it will segregate or put into escrow with its custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," which are securities of an issuer in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on the National Association of Securities Dealers Automated Quotation System against which the Small-Cap Series has not written a stock call option and which has not been hedged by the Small-Cap Series by the sale of stock index futures. Such securities will include stocks which represent at least 50% of the weighing of the industry or market segment index and will represent at least 50% of the Small-Cap Series' holdings in that industry or market segment. No individual security will represent more than 25% of the amount so segregated, pledged or escrowed. If at the close of business on any day the market value of such qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Small-Cap Series will so segregate, escrow or pledge an amount in cash, Treasury bills or other high-grade short-term obligations equal in value to the difference. In addition, when the Small-Cap Series writes a call on an index which is in-the-money at the time the call is written, the Small-Cap Series will segregate with its custodian or pledge to the broker as collateral cash, equity securities, non-investment grade debt, short term U.S. Government securities or other high-grade short-term debt obligations equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Small-Cap Series' obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. However, if the Small-Cap Series holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Small-Cap Series in cash, equity securities, non-investment grade debt, treasury bills or other high-grade short-term obligations in a segregated account with its custodian, it will not be subject to the requirements describe in this paragraph. In instances involving the purchase of stock index futures contracts by the Small-Cap Series, an amount of cash or permitted securities equal to the market value of the futures contracts will be deposited in a segregated account with the its custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures are unleveraged.

Under regulations of the Commodity Exchange Act, investment companies registered under the Act are exempt from the definition of "commodity pool operator," provided all of the Small-Cap Series' commodity futures or commodity options transactions constitute bona fide hedging transactions within the meaning of the CFTC's regulations. The Small- Cap Series will use stock index futures and options on futures as described herein in a manner consistent with this requirement.

STOCK INDEX FUTURES. The Small-Cap Series will engage in transactions in stock index futures contracts as a hedge against changes resulting from market conditions in the values of securities which are held in the Small-Cap Series' portfolio or which it intends to purchase. The Small-Cap Series will engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Small-Cap Series. The Small-Cap Series may not purchase or sell stock index futures if, immediately thereafter, more than one-third of its net assets would be hedged and, in addition, except as described above in the case of a call written and held on the same index, will write call options on indices or sell stock index futures only if the amount resulting from the multiplication of the then current level of the index (or indices) upon which the option or future contract(s) is based, the applicable multiplier(s), and the number of futures or options contracts which would be outstanding, would not exceed one-third of the value of the Small-Cap Series' net assets.

RISK FACTORS -  SMALL-CAP SERIES

RISKS OF TRANSACTIONS IN STOCK OPTIONS. Writing options involves the risk that there will be no market in which to effect a closing transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Small-Cap Series will generally write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. If the Small-Cap Series, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

RISKS OF OPTIONS ON INDICES. The Small-Cap Series' purchase and sale of options on indices will be subject to risks described above under "Risk of Transactions in Stock Options." In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Small-Cap Series will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by the Small-Cap Series of options on indices would be subject to the investment adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index option also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Small-Cap Series would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Small-Cap Series. It is the Small-Cap Series' policy to purchase or write options only on indices which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

Trading in index options commenced in April 1983 with the S&P 100 option (formerly called the CBOE 100). Since that time a number of additional index option contracts have been introduced including options on industry indices. Although the markets for certain index option contracts have developed rapidly, the markets for other index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Small-Cap Series will not purchase or sell any index option contract unless and until, in Fund management s opinion, the market for such options has developed sufficiently that such risk in connection with such transactions in no greater than such risk in connection with options on stocks.

SPECIAL RISKS OF WRITING CALLS ON INDICES. Because exercises of index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, the Small-Cap Series will write call options on indices only under the circumstances described above under "Limitations on the Purchases and Sales of Stock Options, Options on Stock Indices and Stock Index Futures."

Price movements in the Small-Cap Series' portfolio probably will not correlate precisely with movements in the level of the index and, therefore, the Series bears the risk that the price of the securities held may not increase as much as the index. In such event the Small-Cap Series would bear a loss on the call which is not completely offset by movements in the price of the Small-Cap Series' portfolio. It is also possible that the index may rise when the Small-Cap Series' portfolio of stocks does not rise. If this occurred, the Small-Cap Series would experience a loss on the call which is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Small-Cap Series in the opposite direction to the market would be likely to occur for only a short period or to a small degree.

Unless the Small-Cap Series has other liquid assets that are sufficient to satisfy the exercise of a call, the Small-Cap Series would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Small-Cap Series fails to anticipate an exercise, it may have to borrow (in amounts not exceeding 20% of the Series' total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

When the Small-Cap Series has written a call, there is also a risk that the market may decline between the time the call is written and the time the Small-Cap Series is able to sell stocks in its portfolio. As with stock options, the Small-Cap Series will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Small-Cap Series would be able to deliver the underlying securities in settlement, the Series may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which the Small-Cap Series has written is "covered" by an index call held by the Small-Cap Series with the same strike price, the Small-Cap Series will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Small-Cap Series exercises the call it holds or the time the Small-Cap Series sells the call which in either case would occur no earlier than the day following the day the exercise notice was filed.

SPECIAL RISKS OF PURCHASING PUTS AND CALLS ON INDICES. If the Small-Cap Series holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Series will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiple) to the assigned writer. Although the Small-Cap Series may be able to minimize this risk by withholding exercise instructions until just before the daily cut off time or by selling rather than exercising an option when the index level is close to the exercise price it may not be possible to eliminate this risk entirely because the cut off times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

                                    2.
                     Directors (Trustees) and Officers

The following directors (trustees) of the Funds are partners of Lord, Abbett & Co. ("Lord Abbett"), General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. They have been associated with Lord Abbett for over five years and are also officers and directors/trustees of the nine other Lord Abbett-sponsored funds. They are "interested persons" as defined in the Act, and as such, may be considered to have an indirect financial interest in the Rule 12b-1 Plans described in the Prospectus.

Robert S. Dow, age 52, Chairman and President
E. Wayne Nordberg, age 59, Vice President

The following outside directors (trustees) of the Funds are also directors or trustees of the nine other Lord Abbett- sponsored funds referred to above.

E. Thayer Bigelow
Courtroom Television Network
600 Third Avenue
New York, New York

Chief Executive Officer of Courtroom Television Network. Formerly President and Chief Operating Officer of Time Warner Cable Programming, Inc. Prior to that, formorly President and Chief Operating Officer of Home Box Office, Inc. Age 56.

Stewart S. Dixon
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon. Age 66.

John C. Jansing
162 S. Beach Road
Hobe Sound, Florida

Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 71.

C. Alan MacDonald
The Marketing Partnership, Inc.
27 Signal Road
Stamford, Connecticut

General Partner, The Marketing Partnership, Inc., a full service marketing consulting firm. Formerly Chairman and Chief Executive Officer of Lincoln Snacks, Inc., manufacturer of branded snack foods (1992-1994). Formerly President and Chief Executive Officer of Nestle Foods Corp, and prior to that, President and Chief Executive Officer of Stouffer Foods Corp., both subsidiaries of Nestle SA, Switzerland. Currently serves as Director of Den West Restaurant Co., J. B. Williams, and Fountainhead Water Company. Age 64.

Hansel B. Millican, Jr.
Rochester Button Company
1100 Noblin Avenue
South Boston, Virginia

President and Chief Executive Officer of Rochester Button Company.  Age 69.

Thomas J. Neff
Spencer Stuart & Associates
277 Park Avenue
New York, New York

Chairman of Spencer Stuart U.S., an executive search consulting firm. Age 59.

The second column of the following table sets forth the compensation accrued for each Fund's outside directors (trustees). The third column sets forth information with respect to the retirement plan for outside directors (trustees) maintained by the Lord Abbett-sponsored funds. The fourth column sets forth the total compensation payable by such Funds to the outside directors (trustees). No director (trustee) of the Funds associated with Lord Abbett and no officer of the Funds received any compensation from the Funds for acting as a director (trustee) or officer.

                  YEAR ENDED OCTOBER 31, 1996 (AFFILIATED FUND)
                 YEAR ENDED NOVEMBER 30, 1996 (SMALL-CAP SERIES)
           DECEMBER 13, 1996 TO APRIL 30, 1997 (INTERNATIONAL SERIES)
               YEAR ENDED DECEMBER 31, 1996 (BOND-DEBENTURE FUND)

   (1)                                  (2)                                     (3)                       (4)

                                                                                                         For Year Ended
                                                                                Equity-Based             December 31, 1996
                                                                                Benefits Accrued         Total Compensation
                                                                                by each Fund and         Accrued by each Fund and
                                                                                Nine Other Lord          Nine Other Lord
                                        Aggregate                               Abbett-sponsored         Abbett-sponsored
NAME OF DIRECTOR               COMPENSATION ACCRUED BY EACH FUND1               FUNDS2                   FUNDS3


                         Affiliated Small-Cap  International     Bond-
                         FUND       SERIES     SERIES            DEBENTURE

E. Thayer Bigelow        $17,215    0          0                 $5,352         $11,563                  $48,200
Stewart S. Dixon         $16,729    0          0                 $5,174         $22,283                  $46,700
John C. Jansing          $16,908    0          0                 $5,174         $28,242                  $46,700
C. Alan MacDonald        $17,308    0          0                 $5,352         $29,942                  $48,200
Hansel B. Millican, Jr.  $17,751    0          0                 $5,500         $24,499                  $49,600
Thomas J. Neff           $16,817    0          0                 $5,211         $15,990                  $46,900



1. Outside directors' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by each Fund to its outside directors is being deferred under a plan that deems the deferred amounts to be invested in shares of the Fund for later distribution to the directors. The amount of aggregate compensation payable by each Fund as of its 1996 fiscal year end (December 13, 1996 to April 30, 1997, in the case of International Series) deemed invested in Fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were as follows:



                          AFFILIATED     SMALL-CAP  INTERNATIONAL BOND-DEBENTURE
                          FUND           SERIES     SERIES        FUND

   E. Thayer Bigelow       $37,362        0          0             $11,430
   Stewart S. Dixon        $256,216       0          0             $59,548
   John C. Jansing         $291,129       0          0             $69,825
   C. Alan MacDonald       $185,546       0          0             $35,057
   Hansel B. Millican, Jr. $293,180       0          0             $70,484
   Thomas J. Neff          $290,052       0          0             $70,381

   If the amounts deemed invested in each Fund's shares were added to each director's actual holdings of each Fund's shares as of its 1996 fiscal year end ( December 13, 1996 to April 30, 1997, in the case of International Series), each would own, the following:



                         AFFILIATED     SMALL-CAP   INTERNATIONAL BOND-DEBENTURE
                         FUND           SERIES      SERIES        FUND

   E. Thayer Bigelow        2,870       0            0             24,418
   Stewart S. Dixon        20,366       0            0              6,770
   John C. Jansing         40,803       0            0              8,058
   C. Alan McDonald        54,192       18,389       0             67,794
   Hansel B. Millican, Jr  43,985        1,467       0            110,228
   Thomas J. Neff          26,158       0            0              7,917


2. Each Lord Abbett-sponsored fund has a retirement plan providing that outside directors may receive annual retirement benefits for life equal to 100% of their final annual retainers following retirement at or after age 72 with at least 10 years of service. Each plan also provides for a reduced benefit upon early retirement under certain circumstances, a pre-retirement death benefit and actuarially reduced joint-and-survivor spousal benefits. Such retirement plans, and the deferred compensation plans referred to in footnote one, have been amended recently to, among other things, enable outside directors to elect to convert their prospective benefits under the retirement plans to equity-based benefits under the deferred compensation plans (renamed the equity-based plans and hereinafter referred to as such). Five of the six outside directors made such an election. Mr. Jansing did not. The amounts accrued in column 3 were accrued by the Lord Abbett-sponsored funds for the twelve months ended October 31, 1996 with respect to the equity-based plans. These accruals were based on the plans as in effect before the recent amendments and on the fees payable to outside directors of each Fund for the twelve months ended October 31, 1996. Under the recent amendments, the annual retainer was increased to $50,000 and the annual retirement benefits were increased from 80% to 100% of a director's final annual retainer. Thus, if Mr. Jansing were to retire at or after age 72 and the annual retainer payable by the funds were the same as it today, he would receive annual retirement benefits of $50,000.

3. This column shows aggregate compensation, including directors (trustees) fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 1996.



Except where indicated, the following executive officers of each Fund have been associated with Lord Abbett for over five years. Of the following, Messrs. Allen, Brown, Carper, Cutler, Ms. Foster, Messrs. Morris, Noelke, Nordberg and Walsh are partners of Lord Abbett; the others are employees; Robert G. Morris, age 52, (Small-Cap Series), W. Thomas Hudson, age 55 (Affiliated Fund),
Christopher Towle, age 39 (Bond-Debenture Fund) and Zane E. Brown, age 46 (International Series), Executive Vice Presidents; Kenneth B. Cutler, age 65, Vice President and Secretary; Stephen I. Allen, age 44; Daniel E. Carper, age 45; Daria Foster, age 43; Robert Noelke, age 40; E. Wayne Nordberg, age 59; Paul
A. Hilstad, age 54 (with Lord Abbett since 1995 - formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.); Thomas F. Konop, age 55; A. Edward Oberhaus, age 37; John J. Walsh, age 61, Vice Presidents; and Keith F. O'Connor, age 42, Vice President and Treasurer. Messrs. Brown and Morris, identified as Executive Vice Presidents of the Funds identified after their names, are Vice Presidents of each other Fund.

The Funds' By-Laws provide that each Fund shall not hold an annual meeting of its stockholders in any year unless one or more matters are required to be acted on by stockholders under the Investment Company Act of 1940, as amended (the "Act"), or unless called by a majority of the Board of Directors (Trustees) or by shareholders holding at least one quarter of the stock of each Fund outstanding and entitled to vote at the meeting. When any such annual meeting is held, the shareholders will elect directors (trustees) and vote on the approval of the independent auditors of each Fund, except for International Series.

As of June 30, 1997 our officers and directors as a group owned less than 1% of each Fund's outstanding shares.

                                    3.
                  Investment Advisory and Other Services

As described under "Our Management" in the Prospectus, Lord Abbett is the Funds' investment manager. The ten general partners of Lord Abbett, all of whom are officers and/or directors (trustees) of the Funds, are: Stephen I. Allen, Zane
E. Brown, Daniel E. Carper, Kenneth B. Cutler, Robert S. Dow, Daria L. Foster, Robert G. Morris, Robert J. Noelke, E. Wayne Nordberg and John J. Walsh. The address of each partner is The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203.

The services performed by Lord Abbett are described in the Prospectus under "Our Management". Under its Management Agreement, Affiliated Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .5 of 1% of the portion of its net assets not in excess of $200,000,000;
 .4 of 1% of the portion in excess of $200,000,000, but not in excess of $500,000,000; .375 of 1% of the portion in excess of $500,000,000, but not in excess of $700,000,000; .35 of 1% of the portion in excess of $700,000,000, but not in excess of $900,000,000; and .3 of 1% of the portion in excess of $900,000,000.

For the fiscal years ended October 31, 1996, 1995 and 1994, the management fees paid to Lord Abbett by Affiliated Fund amounted to $17,683,694, $14,431,000 and $13,311,646, respectively.

Under its Management Agreement, Small-Cap Series is obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .75 of 1% of the Small-Cap Series' average daily net assets.

Under its Management Agreement, International Series is obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .75 of 1%.

Under its Management Agreement, Bond-Debenture Fund is obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .50 of 1% of the Fund's first $500 million of average daily net assets and .45% of such assets over $500 million. This fee is allocated among all classes based on each's proportionate shares of such average daily net assets. For the fiscal years ended December 31, 1996, 1995, and 1994, the management fees paid to Lord Abbett by Bond-Debenture Fund amounted to $7,802,104, $5,342,563 and $4,786,098, respectively.

Each Fund's fee is allocated among all of its classes based on each's proportionate share of such daily net assets.

In addition we are obligated to pay all expenses not expressly assumed by Lord Abbett, including, without limitation, outside directors' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering our shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio transactions.

For the period December 13, 1995 (commencement of operations) to November 30, 1996, Lord Abbett waived $24,461 in management fees with respect to the Small-Cap Series. For the same time period, Lord Abbett did not receive management fees with respect to the Small-Cap Series.

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281 are the independent accountants for each Fund and must be approved at least annually by each Fund's Board of Directors (Trustees) to continue in such capacity. They perform audit services for each Fund including the examination of financial statements included in each's annual report to shareholders.

The Bank of New York ("BNY"), 48 Wall Street, New York, New York 10268, is each Fund's custodian. In accordance with the requirements of Rule 17f-5, each Fund's directors (trustees) have approved arrangements permitting each Fund's foreign assets not held by BNY or its foreign branches to be held by certain qualified foreign banks and depositories.

The Sub-Custodians of BNY are:

Euro-Clear (a transnational securities depository); Australia: ANZ Banking Group; Austria: Creditanstalt-Bankverein; Canada: Canadian Imperial Bank of Commerce; Chile: Citibank, N.A.; Czech Republic: Ceskoslovenska Obchodni Banka;
Denmark: Den Danske Bank; Finland: Union Bank of Finland; Germany: J.P. Morgan GmbH; Greece: National Bank of Greece S.A.; Hong Kong, Indonesia, Philippines, Taiwan and Thailand: Hong Kong & Shanghai Banking Corp.; Hungary: Citibank Budapest Rt; India: Hong Kong and Shanghai Banking Corporation; Ireland: Allied Irish Banks, PLC; Israel: Bank Leumi LE-Israel B.M.; Japan: The Fuji Bank, Ltd.;
Jordan: Citibank, N.A.; Korea: Bank of Seoul; Luxembourg: Banque Internationale A Luxembourg, S.A.; Mexico: Citibank, N.A.; Morocco: Banque Commerciale du Maroc; Netherlands: Bank van Haften Labouchere; New Zealand: Anz Banking Group Ltd.; Norway: Den Norske Bank; Pakistan: Citibank, N.A.; Peru: Citibank, N.A.;
Poland: Bank Handlowy w Warszawie S.A.; Portugal: Banco Espirito Santo E Comercial de Lisboa; Malaysia, Singapore: Development Bank of Singapore; South
Africa: The First National Bank of Southern Africa; Sri Lanka: Hong Kong and Shanghai Banking Corporation; Sweden: Skandinaviska Enskilda Banken;
Switzerland: Bank Leu; Turkey: Citibank, N.A.; Venezuela: Citibank, N.A.

                                    4.
                          Portfolio Transactions

Our policy is to obtain best execution on all our portfolio transactions, which means that we seek to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, we generally pay, as described below, a higher commission than some brokers might charge on the same transactions. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are officers of the Fund and also are employees of Lord Abbett. These traders do the trading as well for other accounts -- investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of these brokers also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Fund; conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Fund, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received form brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Fund to purchase or sell portfolio securities.

If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds may be preferred.

If other clients of Lord Abbett buy or sell the same security at the same time as we do, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with us in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as we do, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as we do.

We will not seek "reciprocal" dealer business (for the purpose of applying commissions in whole or in part for our benefit or otherwise) from dealers as consideration for the direction to them of portfolio business.

For the fiscal years ended October 31, 1996, 1995 and 1994, Affiliated Fund paid
total  commissions  to  independent   dealers  of  $5,897,259,   $6,542,354  and
$6,133,695, respectively.

For the period December 13, 1995 (commencement of operations) to November 30, 1996, Small-Cap Series paid total commissions to independent broker-dealers of $45,266.

For the period December 13, 1996 (commencement of operations) through April 30, 1997, International Series paid total commissions to independent broker-dealers of $33,368.

During the fiscal years ending December 31, 1996, 1995 and 1994, Bond-Debenture Fund paid total commissions to independent broker-dealers of $8,760,174, $6,717,922 and $4,482,094, respectively.

                                    5.
                          Purchases, Redemptions
                         and Shareholder Services

Information  concerning  how we value our shares for the purchase and redemption
of  our  shares  is  contained  in  the   Prospectus   under   "Purchases"   and
"Redemptions", respectively.

As disclosed in the Prospectus, we calculate our net asset value as of the close of the New York Stock Exchange ("NYSE") on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Each Fund values its portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on the New York or American Stock Exchange or on the NASDAQ National Market System are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked prices, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Directors (Trustees).

The net asset value per share for the Class Y shares will be determined by taking Class Y shares (net assets and dividing by shares outstanding). Our Class Y shares will be offered at net asset value.

Each Fund has entered into a distribution agreement with Lord Abbett Distributor LLC, a New York limited liability company ("Lord Abbett Distributor") and subsidiary of Lord Abbett under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of each Fund, and to make reasonable efforts to sell Fund shares so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

CLASS Y SHARE EXCHANGES. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares of any class for those in the same class of any Lord Abbett-sponsored funds currently offering Class Y shares to the public. Currently those funds consist of Affiliated Fund, Small-Cap Series, International Series and Bond-Debenture Fund.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See each Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in each Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Directors (Trustees) may authorize redemption of all of the shares in any account in which there are fewer than 25 shares (Affiliated Fund, Bond-Debenture Fund and Small-Cap Series) and 60 shares (International Series).
 Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 6 month's prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.


                                   6.
                             Past Performance

Each Fund computes the average annual compounded rate of total return for Class Y shares during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of no sales charge from the initial amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in each Prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation.

In calculating total returns for Class Y shares no sales charge is deducted from the initial investment and the return is shown at net asset value. Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period.

Class A share performance. Using the computation method described above, Affiliated Fund's average annual compounded rates of total return for Class A shares for the last one, five and ten fiscal-year(s) ending October 31, 1996 were 16.10%, 14.16% and 12.07% respectively. For the period beginning December 13, 1995 (commencement of operations) through November 30, 1996 the average annual compounded rate of total return for the Small-Cap Series was 20.80% (not annualized). For the period beginning December 13, 1996 (commencement of operations) to April 30, 1997 the average annual compounded rate total return for the International Series was 0.60% (not annualized). Bond-Debenture Fund's average annual compounded rates of total return for Class A shares for the last one, five and ten fiscal year(s) ending December 31, 1996 were 5.90%, 9.98% and 9.62% respectively.

Our yield quotation for Class Y shares is based on a 30-day period ended on a specified date, computed by dividing the net investment income per share earned during the period by the net asset value per share of such class on the last day of the period. This is determined by finding the following quotient: take the dividends and interest earned during the period for the class minus its expenses accrued for the period and divide by the product of (i) the average daily number of Class shares outstanding during the period that were entitled to receive dividends and (ii) the net asset value per share of such class on the last day of the period. To this quotient add one. This sum is multiplied by itself five times. Then one is subtracted from the product of this multiplication and the remainder is multiplied by two. Yields for Class Y shares do not reflect the deduction of any sales charge.

These figures represent past performance, and an investor should be aware that the investment return and principal value of a Series investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

                                    7.
                                   Taxes

The value of any shares redeemed by each Fund or repurchased or otherwise sold may be more or less than your tax basis in the shares at the time the redemption, repurchase or sale is made. Any gain or loss will generally be taxable for federal income tax purposes. Any loss realized on the sale, redemption or repurchase of a Fund's shares which you have held for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gains distributions which you received with respect to such shares. Losses on the sale of stock or securities are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires stock or securities that are substantially identical.

Each Fund will be subject to a four-percent nondeductible excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with a calendar-year distribution requirement. Each Fund intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax.

The writing of call options and other investment techniques and practices which each Fund may utilize, as described above under "Investment Objectives and Policies," may create "straddles" for United States federal income tax purposes and may affect the character and timing of the recognition of gains and losses by a Fund. Such transactions may increase the amount of short-term capital gain realized by each Fund, which is taxed as ordinary income when distributed to shareholders. Limitations imposed by the Internal Revenue Code on regulated investment companies may restrict each Fund's ability to engage in transactions in options.

Certain futures contracts and certain listed options held by a Fund will be required to be "marked to market" for federal income tax purpose, i.e., treated as having been sold at their fair market value on the last day of the Fund's taxable year (referred to as Section 1256 Contracts). Sixty percent of any gain or loss recognized on actual or deemed sales of such Section 1256 Contracts will be treated as long-term capital gain or loss, and 40% of such gain or loss will be treated as short-term capital gain or loss. Each Fund may be required to defer the recognition of losses on securities and options and futures contracts to the extent of any recognized gain on offsetting positions held by the Fund.

As described in the Prospectus under "How We Invest - Risk Factors," each Fund may be subject to foreign withholding taxes which would reduce the yield on its investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is expected that shareholders of each Fund who are subject to United States federal income tax will not be entitled to claim a federal income tax credit or deduction for foreign income taxes paid by each Fund.

Gains and losses realized by each Fund on certain transactions, including sales of foreign debt securities and certain transactions involving foreign currency, will be treated as ordinary income or loss for federal income tax purposes to the extent, if any, that such gains or losses are attributable to changes in exchange rates for foreign currencies. Accordingly, distributions taxable as ordinary income will include the net amount, if any, of such foreign exchange gains and will be reduced by the net amount, if any, of such foreign exchange losses.

If either Fund purchases shares in certain foreign investment  entities,  called
"passive foreign investment companies," it may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on either the Fund or its shareholders in respect to deferred taxes arising from such distributions or gains.

If a Fund were to invest in a passive foreign investment company with respect to which a Fund elected to make a "qualified electing fund" election, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if such amount were not distributed to a Fund.

Dividends paid by a Fund will qualify for the dividends-received deduction for corporations to the extent they are derived from dividends paid by domestic corporations.

The foregoing discussion relates solely to U.S. federal income tax law as applicable to United States persons (United States citizens or residents and United States domestic corporations, partnerships, trusts and estates). Each shareholder who is not a United States person should consult his tax advisor regarding U.S. and foreign tax consequences of the ownership of shares of a Fund, including a 30% (or lower treaty rate) United States withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of United States gift and estate taxes to non-United States gift and estate taxes to non-United States persons who own Fund shares.


                                    8.
                        Information About the Funds

The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Fund's Code of Ethics which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored mutual fund to the extent contemplated by the recommendations of such Advisory Group.


                                    9.
                           Financial Statements

The financial statements for the fiscal year ended November 30, 1996 and the opinion thereon of Deloitte & Touche LLP, independent public accountants, included in the 1996 Annual Report to Shareholders of the Lord Abbett Research Fund, Inc. (which includes Small-Cap Series), are incorporated herein by reference in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

The financial statements for the fiscal year ended October 31, 1996 and the report of Deloitte & Touche LLP, independent public accountants, on such financial statements contained in the 1996 Annual Report to Shareholders of Lord Abbett Affiliated Fund, Inc. are incorporated herein by reference to such financial statements and report in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

The financial statements for the fiscal year ended December 31, 1996 and the report of Deloitte & Touche LLP, independent accountants, on such financial statements contained in the 1996 Annual Report to Shareholders of Lord Abbett

Bond-Debenture Fund, Inc. are incorporated herein by reference to such financial statements and report, in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

The financial statements for the period from December 13, 1996 (commencement of operations) to April 30, 1997 with respect to the International Series
Semi-Annual Report to Shareholders of Lord Abbett Securities Trust (which includes International Series) are incorporated herein by reference to such financial statements.

                                    10.
                                 Appendix

                          Corporate Bond Ratings

Moody's Investors Service, Inc.'s Corporate Bond Ratings

Aaa - Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high-quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium- grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Standard & Poor's Corporation's Corporate Bond Ratings

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and in the majority of instances they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB-B-CCC-CC-C - Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and CCC the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PART C   OTHER INFORMATION

Item 24. FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements
                  Part A- Financial Highlights for the ten years ended October 31, 1996.

                  Part B- Statement of Net Assets at October 31, 1996.
                          Statement of Operations for the year ended
                              October 31,  1996.
                          Statements  of Changes in Net Assets for the years
                              ended October 31, 1995 and 1996.
                          Financial  Highlights for the five years ended
                              October 31, 1996.

         (b)      Exhibits -

                  99.B1     Articles Supplementary*
                  99.B16    Computation of Performance and Yield**
                  99.B18    Form of Plan entered into by Registrant pursuant to
                            Rule 18f-3.*

                  *         To be Filed.
                  ** Incorporated by Reference to Post-Effective Amendment No. 70 to the Registration
                        Statement on Form N-1A of Lord Abbett Affiliated Fund, Inc. (File No. 2-10638)

                  Exhibit items not listed above are not applicable.

Item 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

                  None.

Item 26. NUMBER OF RECORD HOLDERS OF SECURITIES
         As of August 1, 1997

                  222,411 - (Class A)
                    8,138 - (Class B)
                    3,199 - (Class C)

Item 27. INDEMNIFICATION

         Registrant is incorporated under the laws of the State of Maryland and is subject to Section 2-418 of the Corporations and Associations Article of the Annotated Code of the State of Maryland controlling the indemnification of the directors and officers. Since Registrant has its executive offices in the State of New York, and is qualified as a foreign corporation doing business in such State, the persons covered by the foregoing statute may also be entitled to and subject to the limitations of the indemnification provisions of Section 721-726 of the New York Business Corporation Law.

         The general effect of these statutes is to protect officers, directors and employees of Registrant against legal liability and expenses incurred by reason of their positions with the Registrant. The statutes provide for indemnification for liability for proceedings not brought on behalf of the corporation and for those brought on behalf of the corporation, and in each case place conditions under which indemnification will be permitted, including requirements that the officer, director or employee acted in good faith. Under certain conditions, payment of expenses in advance of final disposition may be permitted. The By-laws of Registrant, without limiting the authority of Registrant to indemnify any of its officers, employees or agents to the extent consistent with applicable law, make the indemnification of its directors mandatory subject only to the conditions and limitations imposed by the above- mentioned Section 2-418 of Maryland law and by the provisions of Section 17(h) of the Investment Company Act of 1940 as interpreted and required to be implemented by SEC Release No. IC-11330 of September 4, 1980.

         In referring in its By-laws to, and making indemnification of directors subject to the conditions and limitations of, both Section 2-418 of the Maryland law and Section 17(h) of the Investment Company Act of 1940, Registrant intends that conditions and limitations on the extent of the indemnification of directors imposed by the provisions of either
         Section 2-418 or Section 17(h) shall apply and that any inconsistency between the two will be resolved by applying the provisions of said
         Section 17(h) if the condition or limitation imposed by Section 17(h) is the more stringent. In referring in its By-laws to SEC Release No. IC-11330 as the source for interpretation and implementation of said
         Section 17(h), Registrant understands that it would be required under its By-laws to use reasonable and fair means in determining whether indemnification of a director should be made and undertakes to use either (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable to Registrant or to its security holders by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of such disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither "interested persons" (as defined in the 1940 Act) of Registrant nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Also, Registrant will make advances of attorneys' fees or other expenses incurred by a director in his defense only if (in addition to his undertaking to repay the advance if he is not ultimately entitled to indemnification) (1) the indemnitee provides a security for his undertaking, (2) Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the non-interested, non-party directors of Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expense incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         In addition, Registrant maintains a directors' and officers' errors and omissions liability insurance policy protecting directors and officers against liability for breach of duty, negligent act, error or omission committed in their capacity as directors or officers. The policy contains certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.

Item 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         Lord, Abbett & Co. acts as investment adviser for twelve other open-end investment companies (of which it is principal underwriter for thirteen) and as investment adviser to approximately 5,757 private accounts as of July 31, 1997. Other than acting as directors and/or officers of open-end investment companies sponsored by Lord, Abbett & Co., none of Lord, Abbett & Co.'s partners has, in the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature for his own account or in the capacity of director, officer, employee, or partner of any entity except as follows:

                  John J. Walsh
                  Trustee
                  The Brooklyn Hospital Center
                  100 Parkside Avenue
                  Brooklyn, N.Y.

Item 29.(a)       PRINCIPAL UNDERWRITER

                  Lord Abbett Mid-Cap Value Fund, Inc.
                  Lord Abbett Bond-Debenture Fund, Inc.
                  Lord Abbett Developing Growth Fund, Inc.
                  Lord Abbett Tax-Free Income Fund, Inc.
                  Lord Abbett Global Fund, Inc.
                  Lord Abbett Series Fund, Inc.
                  Lord Abbett U.S. Government Money Market Fund, Inc. Lord Abbett Equity Fund
                  Lord Abbett Tax-Free Income Trust
                  Lord Abbett Securities Trust
                  Lord Abbett Investment Trust
                  Lord Abbett Research Fund, Inc.

                  INVESTMENT ADVISOR
                  American Skandia Trust (Lord Abbett Growth & Income Portfolio)

         (b)      The partners of Lord, Abbett & Co. are:

                  Name and Principal        Positions and Offices
                  BUSINESS ADDRESS (1)               WITH REGISTRANT

                  Robert S. Dow                      Chairman and President
                  Kenneth B. Cutler                  Vice President & Secretary
                  Stephen I. Allen                   Vice President
                  Zane E. Brown                      Vice President
                  Daniel E. Carper                   Vice President
                  Daria L. Foster                    Vice President
                  Robert G. Morris                   Vice President
                  Robert J. Noelke                   Vice President
                  E. Wayne Nordberg                  Vice President
                  John J. Walsh                      Vice President

         (1)      Each of the above has a principal business address:
                  767 Fifth Avenue, New York, NY 10153

         (c)      Not applicable

Item 30. LOCATION OF ACCOUNTS AND RECORDS

Registrant maintains the records,  required by Rules 31a - 1(a) and (b), and 31a
- 2(a) at its main office.

Lord, Abbett & Co. maintains the records required by Rules 31a - 1(f) and 31a - 2(e) at its main office.

         Certain records such as cancelled stock certificates and correspondence may be physically maintained at the main office of the Registrant's Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3.

Item 31. MANAGEMENT SERVICES

         (a)      None



Item 32. UNDERTAKINGS

         (c) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.


              The registrant undertakes, if requested to do so by the holders of at least 10% of the registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c).

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has duly caused this Registration Statement and/or any amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 14th day of August 1997.



                                               LORD ABBETT AFFILIATED FUND, INC.


                                                By s/Robert S. Dow
                                                   -----------------------------
                                                   Robert S. Dow,
                                                   Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                               Chairman, President
s/Robert S. Dow                and Director                      August 14, 1997
-------------------------     ----------------------------  --------------------
Robert S. Dow                     (Title)                                 (Date)


                               Vice President and
s/Keith F. O'Conner                Treasurer                     August 14, 1997
-------------------------     ----------------------------  --------------------
Keith F. O'Connor                  (Title)                                (Date)


s/E. Wayne Nordberg            Director                          August 14, 1997
-------------------------     ----------------------------  --------------------
E. Wayne Nordberg                 (Title)                                 (Date)


s/Stewart S. Dixon             Director                          August 14, 1997
-------------------------     ----------------------------  --------------------
Stewart S. Dixon                  (Title)                                 (Date)


s/John C. Jansing              Director                          August 14, 1997
-------------------------     ----------------------------  --------------------
John C. Jansing                   (Title)                                 (Date)


s/C. Alan MacDonald            Director                          August 14, 1997
-------------------------     ----------------------------  --------------------
C. Alan MacDonald                 (Title)                                 (Date)


s/Hansel B. Millican           Director                          August 14, 1997
-------------------------     ----------------------------  --------------------
Hansel B. Millican, Jr.           (Title)                                 (Date)


s/Thomas J. Neff               Director                          August 14, 1997
-------------------------     ----------------------------  --------------------
Thomas J. Neff                    (Title)                                 (Date)


s/E. Thayer Bigelow            Director                          August 14, 1997
-------------------------     ----------------------------  --------------------
E. Thayer Bigelow                 (Title)                                 (Date)